UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

VISTEON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	THURSDAY, JUNE 11, 2015
TIME:	11:00 AM EASTERN DAYLIGHT TIME
LOCATION:	GLENPOINTE MARRIOTT
100 FRANK W. BURR BOULEVARD
TEANECK, NEW JERSEY

To Visteon Stockholders,

We invite you to attend our 2015 Annual Meeting of Stockholders at the Glenpointe Marriott. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Elect the ten directors to the Board of Directors. The Board has nominated for election Duncan H. Cocroft, Jeffrey D. Jones, Timothy D. Leuliette, Joanne M. Maguire, Robert J. Manzo, Francis M. Scricco, David L. Treadwell, Harry J. Wilson, Rouzbeh Yassini-Fard and Kam Ho George Yuen, all current directors.

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

3.	Provide advisory approval of the Company’s executive compensation.

4.	Approve amendments to the Company’s 2010 Incentive Plan.

5.	Approve the Company’s non-binding proposal relating to proxy access.

6.	If presented, consideration of a stockholder proposal relating to proxy access.

You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to vote by proxy, so that your shares will be represented and voted at the meeting in accordance with your instructions. Instructions on how to vote by proxy are contained in the Proxy Statement and in the Notice of Internet Availability of Proxy Materials. Only stockholders of record at the close of business on April 15, 2015 will be entitled to vote at the meeting or any adjournment thereof.

If you wish to attend the meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with photo identification must be presented in order to be admitted to the meeting. Please refer to page 1 of the proxy statement for further details.

By order of the Board of Directors

Heidi A. Sepanik

Secretary

The accompanying proxy statement is dated April XX, 2015 and, together with the enclosed form of proxy card and Notice of Internet Availability of Proxy Material, is first being mailed to stockholders of Visteon on or about May XX, 2015.

VISTEON CORPORATION

One Village Center Drive

Van Buren Township, Michigan 48111

PROXY STATEMENT

April XX, 2015

INTRODUCTION

The Board of Directors of Visteon Corporation (“Visteon,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to encourage your participation in the voting at the Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy. As shown in the Notice of Annual Meeting, the Annual Meeting will be held on Thursday, June 11, 2015, at the Glenpointe Marriott in Teaneck, New Jersey. Directions to the meeting location can be found in Appendix C.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2015

Our Notice of Annual Meeting and Proxy Statement, Annual Report to Stockholders, electronic proxy card and other Annual Meeting materials are available on the Internet at www.proxyvote.com, together with any amendments to any of these materials that are required to be furnished to stockholders. The Notice of Internet Availability of Proxy Materials contains important information, including instructions on how to access and review the proxy materials online and how to vote your shares over the Internet or by telephone. If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

MEETING ADMISSION

To attend the meeting, you will need to bring an admission ticket and photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 12-digit control number to access www.proxyvote.com. You can find you control number on:

•	Your proxy card included with this Proxy Statement if it was mailed to you;

•	Your Notice of Internet Availability of Proxy Materials if you received proxy materials via electronic delivery; or

•	Your voting instruction card if you hold your shares in street name through a broker or other nominee.

If you are not a record date stockholder, you may be admitted to the meeting only if you have a valid legal proxy from a record date stockholder who has obtained an admission ticket. You must present that proxy and admission ticket, as well as valid photo identification, at the entrance to the meeting.

For questions about admission to the Annual Meeting, please contact our Investor Relations department at (734) 710-5793.

VOTING

How to Vote Your Shares

If you are a registered stockholder, you can vote at the meeting any shares that were registered in your name as the stockholder of record as of the record date. If your shares are held in “street name” through a broker, bank or other nominee, you are not a holder of record of those shares and cannot vote them at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street name shares at the Annual Meeting, you should request a legal proxy from your broker, bank or holder of record and bring it with you to the meeting.

Whether or not you plan to attend the meeting, we strongly encourage you to vote by proxy prior to the meeting. You may vote your shares prior to the meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials, this proxy statement and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

If you are a registered stockholder, there are three ways to vote your shares before the meeting:

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By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on June 10, 2015. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone (1-800-690-6903): Use any touch-tone telephone to submit your vote until 11:59 p.m. EDT on June 10, 2015. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.

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By mail: If you requested a paper copy of the proxy materials, mark, sign and date the proxy card enclosed with those materials and return it in the postage-paid envelope we have provided. To be valid, proxy cards must be received before the start of the Annual Meeting. Proxy cards should be returned to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are held in street name, your broker, bank or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your shares.

You should provide voting instructions for all proposals appearing on the proxy/voting instruction card. The persons named as proxies on the proxy card will vote your shares according to your instructions. However, if you do not provide voting instructions with your proxy, then the designated proxies will vote your shares for the election of the nominated directors, for the ratification of the Company’s independent registered public accounting firm, for the approval of the Company’s executive compensation, for approval of the amendments to the 2010 Incentive Plan, for approval of the Company’s non-binding proxy access proposal, and against the shareholder proposal. If any nominee for election to the Board is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment.

How to Revoke Your Proxy

If you are a registered stockholder, you can revoke your proxy and change your vote at any time prior to the Annual Meeting by:

•	Notifying our Corporate Secretary in writing at One Village Center Drive, Van Buren Township, Michigan 48111 (the notification must be received by the close of business on June 10, 2015);

•	Voting again by Internet or telephone prior to 11:59 p.m. EDT on June 10, 2015 (only the latest vote you submit will be counted); or

•	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting).

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the meeting.

If you are eligible to vote at the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the Annual Meeting by submitting a written ballot before the polls close.

Stockholders Entitled to Vote and Ownership

You are entitled to one vote at the Annual Meeting for each share of the Company’s common stock that you owned of record at the close of business on April 15, 2015. As of April 15, 2015, the Company had issued and outstanding 44,575,398 shares of common stock. Information regarding the holdings of the Company’s stock by directors, executive officers and certain other beneficial owners can be found beginning on page 14.

A list of the stockholders of record entitled to vote at the Annual Meeting will be available for review by any stockholder, for any purpose related to the meeting, between 9:00 a.m. and 5:00 p.m. at the principal offices of the Company, located at One Village Center Drive, Van Buren Township, Michigan 48111, for ten days before the meeting.

Required Vote to Approve the Proposals

The Company’s Bylaws require that a majority of the Company’s common stock be represented at the Annual Meeting, whether in person or by proxy, for the quorum that is needed to transact any business.

Election of Directors. To be elected, directors must receive a majority of the votes cast (the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that nominee), except in the event of a contested election. A properly executed proxy marked “Abstain” with respect to such matter will not be counted as votes “For” or “Against” a director, although it will be counted for purposes of determining whether there is a quorum. In the event of a contested election (where the number of nominees exceeds the number of vacancies), the affirmative vote of a plurality of the votes cast at the meeting would be required for the election of directors. A properly executed proxy marked to withhold authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals.  For each proposal other than the election of directors, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in street name through a broker or other nominee and you do not give voting instructions at least ten days before the meeting to your broker or other nominee, then your broker or other nominee may exercise voting discretion only with respect to matters considered to be “routine” by the New York Stock Exchange, such as the ratification of the appointment of the independent registered public accounting firm. On non-routine matters, such as the election of directors and the other proposals, the brokers or other nominees cannot vote your shares absent voting instructions from the beneficial holder, resulting in so-called “broker non-votes.” Broker non-votes are not deemed to be votes cast, and as a result have no effect on the outcome of any matters presented, but will be counted in determining whether there is a quorum.

Where to Find Voting Results

The Company will publish the voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the voting results are known. You will also find the results in the investor information section of the Company’s website (www.visteon.com/investors).

Cost of Solicitation

The Company will pay for soliciting these proxies. The Company’s directors, officers and employees may solicit proxies in person or by telephone, mail, email, telecopy or letter. The Company has also retained Georgeson Inc. to assist it in distributing proxy solicitation materials and soliciting proxies at a cost of approximately $8,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners.

ITEM 1. ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing ten directors to hold office until the Annual Meeting of Stockholders to be held in 2016. We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The Company’s Bylaws provide that in any uncontested election (an election in which the number of nominees for director is not greater than the number to be elected), each director shall be elected if the number of votes cast “for” the nominee’s election exceed the number of votes cast “against” that nominee’s election. The Bylaws also provide that any nominee who does not receive more votes cast “for” the nominee’s election than the number of votes cast “against” that nominee in an uncontested election is expected to promptly tender his or her resignation to the Chairman of the Board, which resignation shall be promptly considered through a process managed by the Corporate Governance and Nominating Committee, to determine if a compelling reason exists for concluding that it is in the best interests of the Company for such incumbent to remain a director based on certain factors. The Corporate Governance and Nominating Committee shall provide its recommendation to the Board with respect to any tendered resignation within 14 days of the certification of the election voting results and such recommendation shall be acted on by the Board within 30 days of the certification of the voting results. If a resignation offer is not accepted by the Board, it will publicly disclose its decision, including a summary of reasons for not accepting the offer of resignation. In a contested election (an election in which the number of nominees for director is greater than the number to be elected), the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Director Nomination Process

The Corporate Governance and Nominating Committee assesses all director candidates, whether submitted by management, a stockholder or otherwise, and recommends nominees for election to the Board. The Corporate Governance and Nominating Committee commenced an active search in 2014 for potential director candidates that met its qualification objectives and to further enhance the Board’s diversity. The Corporate Governance and Nominating Committee engaged Egon Zehnder, a director search firm, to assist it in identifying and evaluating potential director candidates, as well as utilizing the contacts of existing directors and executives of the Company. In January 2015, the Board appointed, following the recommendation of the Corporate Governance and Nominating Committee, Ms. Maguire and Dr. Yassini-Fard to the Board. Ms. Maguire was identified through the search firm process and Dr. Yassini-Fard was proposed as director candidate by a current director. In April 2015, the Corporate Governance and Nominating Committee determined that all incumbent directors wishing to stand for election this year should be re-nominated to stand for election at this Annual Meeting. The key considerations for Board candidates in this process included: specific skills and intellectual capital aligned with the Company’s future strategic and operating challenges, strong commitment to increasing shareholder value, core business competencies, including a record of success, financial literacy, a high degree of ethics and integrity, interpersonal skills, enthusiasm, independence and prior board experience. The Board considers diversity to be an important factor in the selection and nomination of director candidates. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the nomination process. This process resulted in selecting a Board that would have a diversity of international perspectives and experiences in light of the Company’s global business. The current nominees range in age from forty-three to seventy-one, one is female, and two were born or reside outside of the United States.

The Board concurred with the recommendations of the Corporate Governance and Nominating Committee. The specific experiences, qualifications and skills that were considered in their initial selection, and considered by the Board in their nomination, are included after each of the individual biographies below. Messrs. Cocroft, Jones, Leuliette, Manzo, Scricco, Treadwell, Wilson and Yuen are current directors and nominees who have been elected by stockholders at the last annual meeting of stockholders, and Ms. Maguire and Dr. Yassini-Fard are current directors and nominees who were appointed after the last annual meeting of stockholders.

The Board of Directors Recommends that You Vote FOR the Election of Duncan H. Cocroft, Jeffrey D. Jones, Timothy D. Leuliette, Joanne M. Maguire, Robert J. Manzo, Francis M. Scricco, David L. Treadwell, Harry J. Wilson, Rouzbeh Yassini-Fard and Kam Ho George Yuen as Directors.

Nominees for Directors

Duncan H. Cocroft is 71 years old and he has been a director of Visteon since October 18, 2010. Mr. Cocroft is the former Executive Vice President, Finance and Treasurer of Cendant Corporation, a provider of consumer and business services primarily in the travel and real estate services industries, a position he held from June 1999 until March 2004. During that time, Mr. Cocroft also served as Executive Vice President and Chief Financial Officer of PHH Corporation, Cendant’s wholly-owned finance subsidiary. Prior to joining Cendant in June 1999, Mr. Cocroft served as Senior Vice President, Chief Administrative Officer and Principal Financial Officer of Kos Pharmaceuticals, Inc. and as Vice President and Chief Financial Officer of International Multifoods Corporation. Mr. Cocroft also serves as a director of SBA Communications Corporation.

Mr. Cocroft has experience as a chief financial officer and other financial oversight positions at large, global public companies, as well as other senior management experience including the oversight of information systems and human resources. He also has experience chairing the audit committee of a public company.

Jeffrey D. Jones is 62 years old and he has been a director of Visteon since October 1, 2010. Mr. Jones is an attorney with Kim & Chang, a South Korea-based law firm, a position he has held since 1980. Mr. Jones serves as Chairman of the Board of Partners for Future Foundation, a Korean non-profit foundation. Mr. Jones has also served as a director of POSCO and the Doosan Corporation during the past five years.

Mr. Jones has over thirty years of international legal experience, with particular focus on Asia. He has served on the board of multinational companies and has been active in civic and charitable activities. He has served as chairman of the American Chamber of Commerce in Korea, as an advisor to several organizations and government agencies in Korea, and as a recognized member of the Korean Regulatory Reform Commission.

Timothy D. Leuliette is 65 years old and he has been Visteon’s Chief Executive Officer and President since September 30, 2012, and a director of the Company since October 1, 2010. From August 10, 2012 to September, 30, 2012 Mr. Leuliette served as Visteon’s Interim Chairman of the Board, Interim Chief Executive Officer and Interim President, and prior to that Mr. Leuliette was the Senior Managing Director of FINNEA Group, LLC, an investment and financial services firm since October 14, 2010. Mr. Leuliette has also served as the President and Chief Executive Officer of Dura Automotive LLC, an automotive supplier, from July 2008, a director of Dura from June 2008, and the Chairman of the Board of Dura from December 2008. Mr. Leuliette also served as a Managing Director of Patriarch Partners LLC, the majority stockholder of Dura. Prior to that, he served as Co-Chairman and Co-Chief Executive Officer of Asahi Tec Corporation, a manufacturer of automotive parts and other products, and Chairman, Chief Executive Officer and President of Metaldyne Corporation, an automotive supplier, from January 2001 to January 2008. Over his career he has held executive and management positions at both vehicle manufacturers and suppliers and has served on both corporate and civic boards, including as Chairman of the Detroit Branch of the Federal Reserve Bank of Chicago.

Mr. Leuliette has extensive experience in the automotive industry, including leadership roles with diversified suppliers of automotive components, systems and modules. He has deep experience with integrating acquired business, overseeing sophisticated sale transactions and restructuring distressed companies.

Joanne M. Maguire is 61 years old and has been a Director of Visteon since January 6, 2015. Ms. Maguire served as Executive Vice President of Lockheed Martin Space Systems Company, a provider of advanced-technology systems for national security, civil and commercial customers, from July 2006 until she retired in May 2013. Ms. Maguire joined Lockheed Martin in 2003. Ms. Maguire also serves on the board of Freescale Semiconductor, Inc.

Ms. Maguire has extensive experience in the technology sector, including senior leadership positions with a publicly traded company, including responsibility for operations and profitability.

Robert Manzo is 57 years old and has been a director of Visteon since June 14, 2012. Mr. Manzo is the founder and managing member of RJM I, LLC, a provider of consulting services to troubled companies, a position he has held since 2005. From 2000 to 2005, Mr. Manzo was the senior managing director of FTI Consulting, Inc., a global business advisory firm. Mr. Manzo is a graduate of Rider University and is a certified public accountant.

Mr. Manzo has extensive experience advising distressed companies in the automotive and other industries, and possesses financial and accounting expertise.

Francis M. Scricco is 65 years old. He was appointed Visteon’s non-Executive Chairman of the Board on September 30, 2012, and has been a director of Visteon since August 10, 2012. Mr. Scricco is the former Senior Vice President, Manufacturing, Logistics and Procurement of Avaya, Inc., a global business communications provider, a position he held from February 2007 to October 2008. Prior to that he was Avaya’s Senior Vice President, Global Services since March 2004. Mr. Scricco also served as the interim Chief Operating Officer of Oasys, Inc. from August 2011 to December 2011 and again from May 2012 to September 2012. Mr. Scricco currently serves on the boards of Masonite, Inc. and Tembec, Inc., both public companies as well as Wastequip, LLC, a privately held company.

Mr. Scricco has extensive global business leadership experience, including public company board service. Mr. Scricco has spent more than twenty-five years are a senior P&L manager in six different industries. His P&L experience ranges from CEO of a venture capital technology start-up to CEO of a $13 billion publicly traded Fortune 200 company.

David L. Treadwell is 60 years old and he has been a director of Visteon since August 10, 2012. Mr. Treadwell currently serves on the boards of Flagstar Bank and FairPoint Communications, both which are publicly traded on U.S. stock exchanges. Mr. Treadwell also serves, since January 2011, as Chairman of C & D Technologies, a producer and marketer of electrical power storage and conversion products; since March 2012, as Chairman of Revere Industries, a manufacturer of various plastic and metal components for industrial use; since January 2013, as Chairman of Grow Michigan, LLC, a $30 million mezzanine debt fund targeted to promoting economic growth in Michigan’s small business community; and since July 2013, as Chairman of AGY, LLC, a leading producer of high tech glass fiber for a variety of global applications. Mr. Treadwell served as President and CEO of EP Management Corporation, formerly known as EaglePicher Corporation, from August 2006 to September 2011. Mr. Treadwell was EaglePicher’s chief operating officer from June 2005 to July 2006. Prior to that, he served as Oxford Automotive’s CEO from 2004 to 2005.

Mr. Treadwell has extensive experience advising and leading distressed companies in the automotive and other industries.

Harry J. Wilson is 43 years old and he has been a Director of Visteon since July 28, 2011. He has been the Chairman and Chief Executive Officer of MAEVA Group, LLC, a turnaround and restructuring boutique, since January 2011. Prior to that, he served as a Senior Advisor on the President’s Automotive Task Force from March 2009 to August 2009, and he was a Partner at Silver Point Capital, a credit oriented investment fund, where he joined as a Senior Analyst in May 2003 and served until August 2008. Mr. Wilson was the Republican nominee for the office of New York State Comptroller in 2010. During the past five years he has served on the boards of Yahoo! Inc. and YRC Worldwide, Inc., and currently also serves on the board of Sotheby’s.

Mr. Wilson has extensive financial and transactional expertise including advising distressed companies in the automotive and other industries.

Rouzbeh Yassini-Fard is 56 years old and he has been a Director of Visteon since January 5, 2015. He is founder and CEO of YAS Capital Partners, a boutique firm specializing in advancement of broadband Internet technology and services founded in 1997, and an Executive Director of the University of New Hampshire Broadband Center of Excellence. Dr. Yassini-Fard is known as the “father of the cable modem” for his pioneering work in broadband technology and creation of global standards for broadband. He has previously served on the boards of LANcity, Broadband Access Systems, TrueChat and Entropic Communications.

Dr. Yassini-Fard has extensive executive business experience with specific focus in the technology sector furthering the advancement of broadband Internet technology and services for ubiquitous connectivity worldwide.

Kam Ho George Yuen is 70 years old and he has been a director Visteon since June 13, 2013. Mr. Yuen is the former Chief Executive of The Better Hong Kong Foundation, a non-profit organization founded to enhance public confidence in Hong Kong with overseas business and political leaders, a position he held from September 1997 until August 2006. Prior to that, he was the Assistant Director/Acting Deputy Director of the Information Services Department of the

Hong Kong Government. Mr. Yuen is also a non-executive director of PNG Resources Holdings Limited, a Hong Kong listed company, and Industrial and Commercial Bank of China (Asia) Limited. He also served as a non-executive director of Tradelink Electronic Commerce Limited, a Hong Kong listed company, from November 2006 and May 2011. Mr. Yuen is a Standing Committee Member of Convocation and Member of the Court of the University of Hong Kong, and a board director/Vice-Chairman of the Hong Kong Society for the Aged since 1979.

Mr. Yuen is active in many international business conferences and government and community activities, including being a Chairman of the Banking and Finance Task Force of the Business Advisory Council of the United Nations Economic and Social Commission for Asia and Pacific (UNESCAP), Special Adviser of the China National Committee for Pacific Economic Cooperation (PECC China), a member of The Chinese People’s Political Consultative Conference, Guangxi Autonomous Region, China, an adviser of the Institute of Finance and Trade Economics, a Fellow of the Hong Kong Institute of Directors, a member of the British Institute of Management and the Institute of Marketing, United Kingdom. He graduated from The University of Hong Kong with a Bachelor’s Degree (Honors) and attended post-graduate studies at the International Marketing Institute, Oxford University, and INSEAD.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to define the role of the Board, its structure and composition, as well as set forth principles regarding director commitment expectations and compensation. The guidelines also limit the number of other boards a director may serve on and the maximum age of directors.

Board Leadership Structure

After considering evolving governance practices and its current profile, since September 2012, the Board has separated the positions of Chairman and Chief Executive Officer by appointing a non-executive Chairman. The non-executive Chairman will serve in a lead capacity to coordinate the activities of the other outside Directors and to perform the duties and responsibilities as the Board of Directors may determine from time to time. Currently, these responsibilities include:

•	To preside at all meetings of shareholders;

•	To convene and preside at all meetings of the Board, including executive sessions of the independent Directors;

•	Develop, with the assistance of the Chief Executive Officer (the “CEO”), the agenda for all Board meetings;

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Collaborate with the CEO, committee Chairs, and other Directors to establish meeting schedules, agendas, and materials in order to ensure that all Directors can perform their duties responsibly and that there is sufficient time for discussion of all agenda items;

•	Advise the CEO on the quantity, quality, and timeliness of information delivered by management to the Board and provide input so that Directors can effectively and responsibly perform their duties;

•	Counsel the CEO on issues of interest or concern to Directors and encourage all Directors to engage the CEO with their interests and concerns;

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Serve as a liaison on Board-related issues between Directors and the CEO and management although Directors maintain the right to communicate directly with the CEO or any member of management on any matter;

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Assist the Board and the Company’s officers in assuring compliance with and implementation of the Company’s Corporate Governance Guidelines. Work in conjunction with the Corporate Governance and Nominating Committee to recommend revisions, as appropriate, to the Corporate Governance Guidelines;

•	Make recommendations to the Board concerning the retention of counsel and consultants who report directly to the Board on board matters (as opposed to committee counsel or consultants);

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Work with the Chair of each committee during the annual review of committee charters and work with the Chair of the Corporate Governance and Nominating Committee with respect to committee assignments and the recruitment and selection of new Board members;

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Represent the Board in shareholder engagement meetings and similar activities with other stakeholders, serve as a focal point for shareholder communications addressed to Directors, and advise the CEO of the timing and substance of such communications; in each case as approved by the Board;

•	Convene special meetings of the Company’s shareholders consistent with the terms of the Company’s Bylaws from time to time in effect; and

•	Help set the tone for the highest standards of ethics and integrity.

The Board believes that a non-executive Chairman can help provide effective, independent Board leadership.

Board Risk Oversight

The Board believes that its primary responsibility is to oversee the business and affairs of the Company for the protection and enhancement of shareholder value, which includes assessing major risks facing the Company and options for mitigating these risks. The committees help the Board carry out this responsibility by focusing on specific key areas of risk inherent in our business.

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The Audit Committee oversees risks associated with financial and accounting matters, including compliance with legal and regulatory requirements, and the Company’s financial reporting and internal control systems.

•	The Corporate Governance and Nominating Committee oversees risks associated with corporate governance, including Board structure and director succession planning.

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The Organization and Compensation Committee helps ensure that the Company’s compensation policies and practices support the retention and development of executive talent with the experience required to manage risks inherent to the business and do not encourage or reward excessive risk-taking by our executives.

•	The Finance and Corporate Strategy Committee oversees risks associated with financial instruments, financial policies and strategies, and capital structure.

The Board receives regular updates from the committees about their activities in this regard. The Company’s enterprise risk management approach utilizes a risk committee comprised of management level employees to monitor, manage and communicate significant risks related to global financial, operating, strategic, and compliance matters. The risk committee meets on a regular basis, and is chaired by the Company’s General Counsel, who makes periodic reports to the Chief Executive Officer and the Board of Directors or its committees.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board, and each member of the Audit, Organization and Compensation, Corporate Governance and Nominating, and Finance and Corporate Strategy Committees, must meet the independence criteria of applicable law and stock exchange listing standards. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. To assist it in determining director independence, the Board of Directors has adopted the Visteon Director Independence Guidelines. The Visteon Director Independence Guidelines contain categorical standards of independence which conform to, or are more exacting than applicable law and stock exchange listing standards. In addition to applying its guidelines, the Board will consider all relevant facts and circumstances that it is aware of in making an independence determination.

The Board undertook its annual review of director independence in April 2015, and, based on the listing standards of the New York Stock Exchange and the Visteon Director Independence Guidelines, the Board has affirmatively determined that all of the non-employee directors, namely Ms. Maguire and Messrs. Cocroft, Jones, Manzo, Scricco, Treadwell, Wilson, Yassini-Fard and Yuen, are independent. None of these non-employee directors currently has any relationship with the Company (other than as a director or stockholder). Mr. Leuliette is not independent due to his employment as a senior executive of the Company.

Meetings and Executive Sessions

During 2014, the Board of Directors held fifteen regularly scheduled and special meetings and took action by written consent twice. Under the Company’s Corporate Governance Guidelines, directors are expected to attend all scheduled Board and committee meetings as well as the Company’s Annual Meeting of Stockholders. No director attended less than 75% of the aggregate number of meetings of the Board and Board committees on which he or she served during 2014. All current directors who were also on the Board at the time of such meeting attended the last Annual Meeting of stockholders in 2014.

Pursuant to the Corporate Governance Guidelines, the non-employee directors meet without management at the end of every regularly scheduled Board meeting. The presiding director at these meetings is the non-executive Chairman or the Lead Independent Director, or if there be none, the most tenured independent director in attendance.

Board Committees

The Board has established four standing committees. The principal functions of each committee are briefly described on the following pages.

Audit Committee

The Board has a standing Audit Committee, currently consisting of Duncan H. Cocroft (Chair), Robert J. Manzo and David L. Treadwell, all of whom are considered independent under the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. The Board has determined that each of the current members of the Audit Committee has “accounting and related financial management expertise” within the meaning of the listing standards of the New York Stock Exchange, and Messrs. Cocroft and Manzo are qualified as an “audit committee financial expert” within the meaning of the rules and regulations of the Securities and Exchange Commission. During 2014, the Audit Committee held eight regularly scheduled and special meetings. The duties of the Audit Committee are generally:

•	to select and evaluate the independent registered public accounting firm;

•	to approve all audit and non-audit engagement fees and terms;

•	to review the activities and the reports of the Company’s independent registered public accounting firm;

•	to review internal controls, accounting practices, financial structure and financial reporting, including the results of the annual audit and review of interim financial statements;

•	to review and monitor compliance procedures; and

•	to report the results of its review to the Board.

The charter of the Audit Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors. The Audit Committee Report can be found beginning on page 43.

Organization and Compensation Committee

The Board also has a standing Organization and Compensation Committee, consisting of David L. Treadwell (Chair), Duncan H. Cocroft, Jeffrey D. Jones and Harry J. Wilson, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2014, the Organization and Compensation Committee held ten regularly scheduled and special meetings, and took action by written consent once. The Organization and Compensation Committee oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s stock-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. Other duties of the Organization and Compensation Committee are generally:

•

to review and approve corporate goals and objectives relative to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance and set the Chief Executive Officer’s compensation level based on this evaluation;

•	to review and approve executive compensation and incentive plans;

•	to approve the payment of cash performance bonuses and the granting of stock-based awards to the Company’s employees, including officers; and

•	to review and recommend management development and succession planning.

The charter of the Organization and Compensation Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

The Chief Executive Officer of the Company, with the consultation of the Vice President, Human Resources, provides recommendations to the committee on the amount and forms of executive compensation, and assists in the preparation of Committee meeting agendas. Pursuant to the Company’s 2010 Incentive Plan, the Committee may delegate its power and duties under such plan to a committee consisting of two or more officers of the Company except in respect of individuals subject to the reporting or liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The Committee has authorized the Vice President, Human Resources, together with the concurrence of either of the Chief Financial Officer or the General Counsel, to approve awards of up to 30,000 stock options and/or stock appreciation rights (subject to an annual limit of 300,000 stock options and/or stock appreciation rights) and up to 15,000 shares of restricted stock and/or restricted stock units (subject to an annual limit of 150,000 shares of restricted stock and/or restricted stock units) to individuals the Company desires to hire or retain, except any individual who is or upon commencing employment will be subject to the liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

The Committee has the authority to retain, approve the fees and other terms of, and terminate any compensation consultant, outside counsel or other advisors to assist the committee in fulfilling its duties. During 2014, the Committee retained the firm of Frederic W. Cook & Co., Inc., an executive compensation consulting firm, to advise the Committee on competitive market practices and trends as well as on specific executive and director compensation matters as requested by the Committee or the Board. The Company maintains no other significant direct or indirect business relationships with this firm, and no conflict of interest with respect to such firm was identified. In addition, the Company utilizes Towers Watson and Pay Governance to provide broad-based benchmarking data for executive pay.

Corporate Governance and Nominating Committee

The Board also has a standing Corporate Governance and Nominating Committee, consisting of Robert J. Manzo (Chair), Joanne M. Maguire, Rouzbeh Yassini-Fard and Kam Ho George Yuen, all of whom are considered independent under the New York Stock Exchange listing standards and the Visteon Director Independence Guidelines. During 2014, the Corporate Governance and Nominating Committee held five regularly scheduled and special meetings. The duties of the Corporate Governance and Nominating Committee are generally:

•	to develop corporate governance principles and monitor compliance therewith;

•	to review the performance of the Board as a whole;

•	to review and recommend to the Board compensation for outside directors;

•	to develop criteria for Board membership;

•	to identify, review and recommend director candidates; and

•	to review and monitor certain environmental, safety and health matters.

The charter of the Corporate Governance and Nominating Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

The Corporate Governance and Nominating Committee has the authority to retain consultants to assist the Committee in fulfilling its duties with director recruitment and compensation matters. During 2014, the Corporate Governance and Nominating Committee retained the firm of Frederic W. Cook & Co., Inc., to advise the Committee on competitive market practices and trends for outside director compensation.

Finance and Corporate Strategy Committee

The Board has a standing Finance and Corporate Strategy Committee, consisting of Harry J. Wilson (Chair), Jeffrey D. Jones, Robert J. Manzo, David L. Treadwell and Kam Ho George Yuen, all of whom are considered independent under the Visteon Director Independence Guidelines. During 2014, the Finance and Corporate Strategy Committee held eleven regularly scheduled and special meetings. The duties of the Finance and Corporate Strategy Committee generally are:

•	to review and make recommendations to the Board regarding the Company’s cash flow, capital expenditures and financing requirements;

•	to review the Company’s policies with respect to financial risk assessment and management including investment strategies and guidelines;

•	to review and make recommendations on mergers, acquisitions and other major financial transactions requiring Board approval;

•	to consider and recommend to the Board stock sales, repurchases or splits, as appropriate, and any changes in dividend policy; and

•	to evaluate bona fide proposals in respect of major acquisitions, dispositions, mergers and other transactions for recommendation to the Board.

The charter of the Finance and Corporate Strategy Committee, as well as any future revisions to such charter, is available on the Company’s website at www.visteon.com/investors.

Code of Ethics

The Company has adopted a code of ethics, as such phrase is defined in Item 406 of Regulation S-K that applies to all directors, officers and employees of the Company and its subsidiaries, including the Chief Executive Officer, the Executive Vice President and Chief Financial Officer and the Senior Vice President and Chief Accounting Officer. The code, entitled “Ethics and Integrity Policy,” is available on the Company’s website at www.visteon.com.

Communications with the Board of Directors

Stockholders and other persons interested in communicating directly with the Chairman of the Board, a committee chairperson or with the non-management directors as a group may do so as described on the Company’s website (www.visteon.com/investors), or by writing to the chairperson or non-management directors of Visteon Corporation c/o of the Corporate Secretary, One Village Center Drive, Van Buren Township, Michigan 48111.

The Corporate Governance and Nominating Committee also welcomes stockholder recommendations of director candidates. Stockholders may suggest candidates for the consideration of the committee by submitting their suggestions in writing to the Company’s Secretary, including the agreement of the nominee to serve as a director. In addition, the Company’s Bylaws contain a procedure for the direct nomination of director candidates by stockholders (see page 56), and any such nomination will also be automatically submitted to the Corporate Governance and Nominating Committee for consideration.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2014. Directors who are employees of the Company receive no additional compensation for serving on the board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Duncan H. Cocroft	120,000	105,000	—	225,000
Jeffrey D. Jones	95,000	105,000	—	200,000
Joanne M. Maguire (1)	—	—	—	—
Robert J. Manzo	115,000	105,000	—	220,000
Francis M. Scricco	95,000	255,000	1,298	351,298
David L. Treadwell	115,000	105,000	—	220,000
Harry J. Wilson	105,000	105,000	—	210,000
Rouzbeh Yassini-Fard (1)	—	—	—	—
Kam Ho George Yuen	95,000	105,000	10,300	210,300

(1)	Ms. Maguire and Dr. Yassini-Fard were appointed to the Visteon Board of Directors on January 5, 2015, and received no compensation from the Company during 2014.

(2)	As of December 31, 2014, and pursuant to the Visteon Corporation Non-Employee Director Stock Unit Plan (described further below), Messrs. Cocroft and Jones each owned 7,868 stock units, Mr. Manzo owned 5,189 stock units, Messrs. Scricco and Treadwell each owned 4,840 stock units, Mr. Wilson owned 6,465 stock units, and Mr. Yuen owned 2,753 stock units. Mr. Scricco also owned 7,264 stock units granted pursuant to the 2010 Incentive Plan.

(3)	The “All Other Compensation” column includes the amount of various reportable perquisites and other personal benefits, including imputed income for commercial flights by spouses to attend board functions that included spouse participation. This column also includes tax gross-ups made by the Company in 2014 on behalf of Mr. Scricco ($612) and Mr. Yuen ($2,575) related to perquisites and other benefits.

All non-employee directors currently receive an annual cash retainer of $95,000. Committee chairs, except for the Chair of the Audit Committee, and Audit Committee members receive an additional annual committee retainer of $10,000. The Chair of the Audit Committee and the Lead Independent Director, if any, received an additional annual retainer of $15,000. All retainers are paid in quarterly installments. In addition, the Company reimburses its directors for expenses, including travel and entertainment, they incur in connection with attending board and committee meetings.

The Company’s Non-Employee Director Stock Unit Plan provides for an annual grant to each non-employee director of stock units valued at $105,000 on the day following the Company’s annual meeting. Amounts are allocated to the unit accounts based on the average of the high and low price of the Company’s common stock on the date of award, and the value of this account is directly related to the performance of the Company’s common stock. Amounts attributed to a director’s unit account under the Non-Employee Director Stock Unit Plan will not be distributed until after termination of his or her board service, either in a lump sum or in ten annual installments on the later of January 15th of the year following or six months after the date of termination of service or upon a change in control. In 2014, the non-Executive Chairman of the Board received a restricted stock until award valued at $150,000 under the 2010 Incentive Plan with terms similar to awards under the Non-Employee Director Stock Unit Plan.

Non-employee directors may elect to defer up to 100% of their total retainer and any cash payments under the Deferred Compensation Plan for Non-Employee Directors, a nonqualified benefit plan, into a unit account. The amounts deferred into the unit account are allocated based on the average of the high and low price of the Company’s common stock on the date of the deferral, and the value of this account is directly related to the performance of the Company’s common stock. Amounts deferred on or prior to September 30, 2010, but after June 1, 2009 were credited to an interest bearing account. All amounts deferred are distributed following termination of board service in a lump sum or in ten annual installments on the later of January 15th of the year following or six months after the date of termination of service or upon a change in control. As noted above, stock units held under the Non-Employee Director Stock Unit

Plan and the Deferred Compensation Plan for Non-Employee Directors cannot be sold or transferred during a director’s service on the Company’s board. The Company believes that this restriction best links director and stockholder interests. The Company’s current stock ownership guideline also requires non-employee directors to hold all their equity-based awards from the Company until termination of board service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following contains information regarding the stock ownership of the Company’s directors and executive officers and the beneficial owners of more than five percent of the Company’s voting securities.

Ownership of the Company’s common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he or she has either the right to vote those shares or dispose of them, and more than one person may be considered to beneficially own the same shares.

In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him or her. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of the Company’s common stock outstanding on April 15, 2015 (44,575,398 shares).

Directors, Nominees and Executive Officers

The following table contains stockholding information for the Company’s directors and executive officers, as well as stock units credited to their accounts under various compensation and benefit plans as of April 15, 2015. No shares have been pledged as collateral for loans or other obligations by any director or executive officer listed below.

	Common Stock Beneficially Owned		Stock Units(2)(3)
Name	Number(1)	Percent of Outstanding
Timothy D. Leuliette	16,256	*	33,534
Duncan H. Cocroft	1,000	*	7,868
Jeffery D. Jones	—	*	7,868
Joanne M. Maguire	—	*	435
Robert J. Manzo	2,000	*	8,142
Francis M. Scricco	7,150	*	12,104
David L. Treadwell	2,000	*	4,840
Harry J. Wilson	2,500	*	6,465
Rouzbeh Yassini-Fard	—	*	435
Kam Ho George Yuen	—	*	2,753
Jeffrey M. Stafeil	—	*	9,691
Martin T. Thall	5,333	*	10,667
Michael J. Widgren	26,179	*	2,423
Peter M. Ziparo	3,463	*	2,111
All executive officers and directors as a group (15 persons)	70,097	*	112,244

*	Less than 1%.

(1)	Includes shares of common stock which the following executive officers had a right to acquire ownership of pursuant to stock options or stock appreciation rights granted by the Company and exercisable on or within 60 days after April 15, 2015: Mr. Widgren (12,949 shares) and Mr. Ziparo (1,763 shares).

(2)	For non-employee directors, the amounts shown include stock units credited under the Deferred Compensation Plan for Non-Employee Directors, the Non-Employee Director Stock Unit Plan and the Visteon Corporation 2010 Incentive Plan, and are payable following termination of Board service in cash or shares of common stock at the election of the Company, or in cash upon a change in control.

(3)	Includes restricted stock units granted to executive officers under the Visteon Corporation 2010 Incentive Plan, which are payable upon vesting in cash or shares of common stock at the election of the Company.

Other Beneficial Owners

The Company believes that the following table is an accurate representation of beneficial owners of more than 5% of any class of the Company’s voting securities as of April 15, 2015. The table is based upon reports on Schedules 13G and 13D and Forms 4 filed with the SEC or other information believed to be reliable.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Common Stock	Standard Life Investments Ltd. One George Street Edinburgh EH2 2LL, United Kingdom	3,678,438 shares held with sole dispositive and voting power	8.3%
Common Stock	The Vanguard Group. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	29,749 shares held with sole voting power, 2,878,796 shares held with sole dispositive power, and 25,749 shares held with shared dispositive power	6.55%
Common Stock	Steven A. Cohen 72 Cummings Point Road Stamford, CT 06902	2,253,689 shares held with shared dispositive and voting power	5.1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and greater than 10% stockholders to file certain reports (“Section 16 Reports”) with respect to their beneficial ownership of the Company’s equity securities. Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that all Section 16 Reports that were required to be filed were filed on a timely basis except for one Form 4 report for Martin Thall related to the vesting of a restricted stock unit award that was filed one day late due to an administrative error.

TRANSACTIONS WITH RELATED PERSONS

Our Ethics and Integrity Policy instructs all its employees, including the Named Executive Officers, to avoid conflicts between personal interests and the interests of Visteon, as well as any action that has the potential for impacting the Company adversely or interfering with the employee’s objectivity. The policy also requires any employee having a financial interest in, or a consulting, managerial or employment relationship with, a competitor, customer, supplier or other entity doing business with Visteon to disclose the situation to their manager or to the legal or human resources departments of the Company. The Company’s compliance group implements the Ethics and Integrity Policy and related policies and annually requires all management employees, including the Named Executive Officers, to complete a questionnaire disclosing potential conflicts of interest transactions. In addition, the Audit Committee is responsible for overseeing our ethics and compliance program, including compliance with the Ethics and Integrity Policy, and all members of the Board are responsible for complying with such policy. The Corporate Governance and Nominating Committee reviews the professional occupations and associations of board nominees, and annually reviews transactions between Visteon and other companies with which our Board members and executive officers are affiliated to the extent reported in response to our directors and officers questionnaire. The Ethics and Integrity Policy is in writing. See page 56 of this proxy statement under “Miscellaneous” for instructions on how to obtain a copy.

COMPENSATION COMMITTEE REPORT

The Organization and Compensation Committee of the Board of Directors (hereafter referred to as the “Committee”) oversees the Company’s programs for compensating executive officers and other key management employees, including the administration of the Company’s equity-based compensation plans, and approves the salaries, bonuses and other awards to executive officers. The Committee has reviewed and discussed the Compensation Discussion and Analysis below with management of the Company, and, based on such review and discussion, the Committee has recommended to the Board of Directors that the compensation discussion and analysis so stated be included in this Proxy Statement. Organization and Compensation Committee

David L. Treadwell (Chairman)

Duncan H. Cocroft

Jeffrey D. Jones

Harry J. Wilson

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis presents information about the compensation of the following executive officers named in the Summary Compensation Table beginning on page 28 (the “Named Executive Officers” or “NEOs”), including:

•	Timothy D. Leuliette, President and Chief Executive Officer (CEO);

•	Jeffrey M. Stafeil, Executive Vice President and Chief Financial Officer (CFO);

•	Martin T. Thall, Executive Vice President and President, Electronics Product Group;

•	Peter M. Ziparo, Vice President and General Counsel, effective April 2014; and

•	Michael J. Widgren, Senior Vice President, Corporate Controller and Chief Accounting Officer.

Executive Summary

The executive team’s primary focus remains on optimizing the business portfolio in order to deliver profits and generate cash, maximizing shareholder value. During 2014, we implemented changes and entered into significant agreements to unlock shareholder value and strongly position the new Visteon for future growth. Specifically, as we enter 2015, we are positioning the Company to become a pure-play, world-class Cockpit Electronics Ecosystems Enterprise (“Electronics business”) that is a leader in innovation.

Highlights of these key actions and other 2014 financial and strategic achievements are summarized below.

•	2014 Adjusted EBITDA of $702 million, up 17% from 2013;

•	2014 Adjusted Free Cash Flow of $111 million;

•

Completing the acquisition of the JCI Electronics business, which, when combined with our existing capabilities, is expected to enhance Visteon’s competitive position in the fast-growing vehicle cockpit electronics segment by strengthening its global scale, manufacturing and engineering footprint, product portfolio and customer penetration. On a combined basis, the Company’s Electronics business is expected to have approximately $3 billion in annual revenue with a No. 2 global position in driver information and above-average growth rates for the cockpit electronics segment, supplying nine of the world’s ten largest vehicle manufacturers;

•	Winning a record $1.3 billion of new and re-win Electronics business during 2014;

•

Strengthening our balance sheet by transferring approximately $350 million of U.S. pension assets to Prudential Insurance Company of America in settlement of approximately $350 million of U.S. pension obligation, which substantially reduces the related risk of economic volatility associated with the pension assets and obligation;

•	Acquiring the thermal and emissions product line of Cooper Standard, which was added to our Halla Visteon Climate Control Corporation (“HVCC”) business;

•	Completing the divestiture of the majority of the Interiors business, which allows the Company to focus on its market-leading position in the Electronics business;

•

Entering into a Share Purchase Agreement in December 2014 with Hahn & Co. Auto Holdings Co., Ltd. and Hankook Tire Co., Ltd. to sell all of our outstanding shares in HVCC for approximately $3.6 billion or KRW 52,000 per share. The agreement, subject to regulatory reviews, shareholder approval and other conditions, is expected to be completed in the first half of 2015; and

•	Returning approximately $500 million in cash to shareholders through share repurchases in 2014.

Our recent total shareholder returns (TSR) have been strong, as shown below, with 2014 at +30% and the three-year TSR (2012 to 2014) at +114%.

2014 Named Executive Officer Annualized Target Compensation Opportunity Is Primarily Performance-based

The vast majority of the annualized target compensation opportunity (including long-term incentives awarded in 2012) is performance-based with the amounts realized, if any, based on our financial results or stock price performance. In 2014, 83% of the CEO’s annualized target compensation was provided through annual and long-term incentive award opportunities.

•    Base Salary 17% of the target compensation mix

•    Annual Incentive award opportunity 20%

•    Long-Term Incentive award opportunity 63%

Our Strong 2014 Performance Results Are Reflected in 2014 Compensation

The 2014 compensation for our Named Executive Officers is commensurate with the Company’s 2014 performance and the goals of our executive compensation program. The mix of award types and incentive plan performance measures was selected to align with our business strategy, talent needs, and market practices. Actual pay realized by the executive officers was based primarily on the Company’s financial and stock price performance results. A minority of pay was based on fixed elements (base salaries, perquisites, and retirement benefit contributions on base salaries), given our focus on performance-based pay elements (annual and long-term incentives).

The Company‘s Adjusted EBITDA performance for 2014 far exceed our targeted Adjusted EBITDA metric for our Annual Incentive award opportunity. The Company also generated total shareholder return of +30% for 2014.

No New Long-Term Incentive Compensation Awards for Longer Serving NEOs

In 2012, the Organization and Compensation Committee (the “Committee”) granted long-term incentive awards to certain Named Executive Officers that were designed to cover awards that would have been made in each of 2013, 2014 and 2015. As a result, the CEO and other Named Executive Officers hired/in the role before 2014 did not receive an annual grant of long-term incentive awards in 2014. The 2012 awards are tied to long-term value creation, as measured by total shareholder return and sustained stock price appreciation. The Organization and Compensation

Committee designed the executive officer long-term incentive structure to align management with the ultimate measure of the Company’s success by our shareholders — long-term stock price performance. Mr. Thall, who joined the Company in November 2013, was awarded a long-term incentive opportunity that is based on increasing the value of the Company’s Electronics business. Executives who participated in the Late 2012 Three-Year award (covering 2013 to 2015) did not participate in the 2014 Long-Term Incentive (LTI) award. Mr. Ziparo’s late 2012 award was a one year award covering 2013, as such he was the only NEO to receive an LTI award in 2014.

2014 Say-on-Pay Advisory Vote Outcome

In 2014, our executive compensation program received 88.8% approval from our shareholders. This strong level of shareholder support was an improvement on the 72.4% approval received in 2013. Our goal is to continue to meet the approval of our shareholders and remain responsive to their concerns. As such, we regularly have discussions with shareholders to ensure they understand our officer pay program and to address any questions. During 2014 these discussions did not identify any issues, which further confirmed that, overall, our officer pay program is well aligned to shareholder value creation. As detailed throughout this Compensation Discussion & Analysis, we believe the officer compensation program is strongly aligned with shareholder value creation, and reflects strong corporate governance practices.

Executive Compensation Program Design and Governance Practices

Our executive compensation program is designed to provide strong alignment between executive pay and Company performance, and incorporates best practices. Here are some of the compensation practices we follow and those that we avoid.

What We Do

✓     The Committee approves all aspects of officer pay

✓     Target pay levels, on average, to be within a competitive range of the median of comparable companies, considering an individual’s responsibilities, business impact, performance and other factors

✓     Provide the majority of pay through performance-based annual and long-term programs

✓     Balance short- and long-term incentives using multiple performance metrics, covering individual, financial and total shareholder return performance

✓     Have “double trigger” (qualified termination of employment following a change in control) equity acceleration for all of the CEO’s awards and most equity awards granted since mid-2012. Beginning in 2015, all equity awards have a “double trigger”, as specified in the amended 2010 Incentive Plan (shareholder proposal herein)

✓     Cap incentive awards that are based on performance goals

✓     Have change in control agreements with a “double trigger” for cash severance payments to be made

✓     Apply robust stock ownership guidelines to ensure ongoing and meaningful alignment with stockholders

✓     Have a compensation recovery (“clawback”) policy for executive officers in the event of a financial restatement

✓     Prohibit hedging transactions, purchasing the Company’s common stock on margin or pledging such shares

✓     Provide limited perquisites

✓     Review key elements of the officer pay program annually, as conducted by the Committee, which also considers our business and talent needs, and market trends

✓     Use an independent compensation consultant

What We Don’t Do

×      Do not provide excise tax gross-ups

×      Do not have excessive compensation practices that encourage excessively risky business decisions

×      Do not grant stock options or stock appreciation rights with an exercise price less than the fair market value on the grant date

×      Do not provide dividends or dividend equivalents on unearned PSUs

Executive Compensation Program Administration

The Committee is primarily responsible for administering the Company’s executive compensation program. The Committee reviews and approves all elements of the executive compensation program that cover the Named Executive Officers. In fulfilling its responsibilities, the Committee is assisted by its independent compensation consultant and takes into account recommendations from the CEO. The primary roles of each party are summarized below.

Party:	Primary Roles:
Organization and Compensation Committee (comprised solely of independent directors)

•  Oversee all aspects of the executive compensation program

•  Approve officer compensation levels, incentive plan goals, and award payouts

•  Approve specific goals and objectives, as well as corresponding compensation, for the CEO

•  Ensure the executive compensation program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends

Senior Management (CEO, CFO, VP HR, and General Counsel)

•  Make recommendations regarding the potential structure of the executive compensation program, including input on key business strategies and objectives

•  Make recommendations regarding the pay levels of the officer team (excluding the CEO)

•  Provide any other information requested by the Committee

Compensation Consultant (Frederic W. Cook & Co., Inc.)

•  Advise the Committee on competitive market practices and trends

•  Provide proxy pay data for our compensation peer group

•  Present information and benchmarking regarding specific executive compensation matters, as requested by the Committee

•  Review management proposals and provide recommendations regarding CEO pay

Additional information about the role and processes of the Committee is presented above under “Corporate Governance — Organization & Compensation Committee.”

Executive Compensation Program Philosophy

The primary objectives of the Company’s executive compensation program are to recruit, motivate, and retain highly-qualified executives who are key to our long-term success and will focus on maximizing shareholder value. As such, the Company’s executive compensation program is structured to accomplish the following:

•	Drive achievement of the Company’s strategic plans and objectives;

•	Create strong alignment of the interests of executives with the creation of shareholder value, particularly as measured by total shareholder return/stock price appreciation;

•	Provide a market competitive total compensation package customized to fit our business and talent needs; and

•	Be cost-effective and straightforward to understand and communicate.

For each element of compensation and in total, the Company generally targets annualized compensation to be within a competitive range of market median, considering an individual’s experience, performance, and business impact, as well as our organizational structure and cost implications. The target compensation mix is set based on position responsibilities, individual considerations, and market competitive practices. The proportion of variable, or “at risk”, compensation, provided through incentive programs, increases as an employee’s level of responsibility increases commensurate with the position’s impact on the business. The actual pay earned, if any, for annual and long-term incentives reflects Company and individual performance.

Market Compensation Practices

As one of the inputs in determining executive compensation each year, the Company reviews survey and proxy compensation data regarding market practices. In 2014, the Company reviewed NEO base salaries, target annual and long-term incentive award opportunities, as well as selected pay program design practices. In conducting this review, the Committee selected 16 companies in similar industries (the “Compensation Peer Group”) with median annual revenues of approximately $7 billion (range of $2 to $16 billion), and general industry as comparators. We believe the Compensation Peer Group represents a reasonable comparator group of direct automotive supplier peers and other related companies with which we currently compete for executive talent. When general industry compensation data are used, the Company is not aware of the specific participant companies in the analysis. The Compensation Peer Group, which is unchanged from 2013, is listed below.

American Axle & Manufacturing	Flowserve Corp.	Oshkosh Corporation
Autoliv, Inc.	ITT	Rockwell Automation Inc.
BorgWarner Inc.	Lear Corporation	SPX Corporation
Dana Holding Corporation	Meritor, Inc.	Tenneco Inc.
Federal-Mogul Corp.	Navistar International Corporation	Timken Co.
TRW Automotive Holdings Corp.

Executive Compensation Program — Description of Primary Elements

An overview of the primary elements of the executive compensation program is presented below. Consistent with our emphasis on aligning pay and performance, the largest portion of the target compensation opportunity is provided through annual and long-term incentive programs.

Each primary element of the executive compensation program is described below.

Base Salary

Base salaries, combined with medical, life and disability benefits, provide basic security for our employees at levels necessary to attract and retain a highly qualified and effective salaried workforce. Base salaries are determined taking into account market data as well as an individual’s position, responsibilities, experience, and value to the Company. During 2014 three of the Named Executive Officers received base salary increases. Effective April 1, 2014, Messrs. Stafeil and Widgren received merit-based salary increases of 3% to $689,585 and $422,300, respectively and, coinciding with his promotion, Mr. Ziparo received a market- and merit-based increase resulting in an annualized salary of $350,000. The actual salaries paid to each Named Executive Officer for 2014 are presented in the “Summary Compensation Table.”

Annual Incentive Awards

The Company’s Annual Incentive (“AI”) program provides key salaried employees the opportunity to earn an annual cash bonus based on specified individual, financial, operational and/or strategic goals. This program is designed to motivate executives to achieve key short-term financial and operational goals of the Company. The target incentive opportunities are expressed as a percentage of base salary, which are set by the Committee considering the potential impact on the business of each role, the relationships among the roles and market competitive levels for the positions. The target annual incentive opportunities, as a percentage of base salary as of December 31, 2014, are: Mr. Leuliette 125%, Messrs. Stafeil and Thall 80%, Mr. Ziparo 50% and Mr. Widgren 60%. Actual awards earned can range from 0% to 200% of target based on Company, business unit and individual performance.

On February 26, 2014, the Committee approved 2014 AI award opportunities for approximately 1,500 global salaried employees, including the Named Executive Officers. The Committee determined that the maximum amount an executive officer would be eligible for under the 2014 AI would be based upon the Company’s achievement of Adjusted EBITDA in 2014, which serves as a single umbrella performance measure. The Committee would then exercise its negative discretion from these maximum amounts based on assessment of individual, product group and Company performance with respect to relevant financial and operational goals.

Specific threshold, target, and maximum goals for the 2014 AI are set forth below, as well as the percentage of the target award earned and 2014 actual results.

Measure ($ in millions)	2014 Threshold (0%)		2014 Target (100%)	2014 Maximum (200%)	2014 Actual	Resulting Award as % of Target
Adjusted EBITDA	<$	340	$340	$580	$702	200%

Adjusted EBITDA was defined as net income (loss) attributable to the Company, plus net interest expense, provision for income taxes, depreciation and amortization and net income attributable to non-controlling interests, as further adjusted to eliminate the impact of asset impairments, gains or losses on divestitures, discontinued operations, net restructuring expenses and other reimbursable costs, non-cash stock-based compensation expense, certain non-recurring employee charges and benefits, reorganization items, other non-operating gains and losses, and equity in net income of non-consolidated affiliates.

In its exercise of negative discretion from these maximum amounts, the Committee reduced the awards payable to all NEOs under the umbrella arrangement and determined their actual AI awards based on their individual performance and the degree of achievement of the general financial performance, new business wins and quality goals used in determining the funding of AI awards for employees other than executive officers. The total funding available for Corporate and Electronics participants was based on achieved Adjusted EBITDA results of $702 million and $208 million, respectively, for 2014.

The Committee considered the following factors in determining the amount of the final awards:

•	Individual performance factors, including strategic transactions, leadership and balance sheet improvement;

•	Adjusted Free Cash Flow performance;

•	New Business Wins; and

•	Quality.

As a result of the foregoing, the executives’ 2014 incentive awards were paid at approximately the following rates: 145% of target for Mr. Thall reflecting the Electronics group performance, 113% of target for Mr. Leuliette, 125% of target for Mr. Stafeil, 136% of target for Mr. Ziparo and 103% of target for Mr. Widgren. The payouts for the executives reflect their leadership and significant contributions to our strong 2014 performance, including the electronics acquisition, interiors divestiture, overall financial results and TSR of +30% as detailed in the “Executive Summary”. The amounts paid to the Named Executive Officers are set forth in the “Summary Compensation Table” under the column “Non-Equity Incentive Plan Compensation.”

Long-Term Incentive Awards

The Company’s Long-Term Incentive program is designed to reward executives for the achievement of specified multi-year goals that are linked to the Company’s long-term financial performance, to align the delivery of incentive value with increases in the Company’s stock price and to retain key employees. Typically awards are granted each year with a vesting or performance period of three years; however, in some situations, such as the recruitment of new executives or to focus on objectives with a different duration, the Company may use a shorter or longer period. The annualized total targeted long-term incentive award opportunity, expressed as a percentage of base salary, is typically determined by organization level.

2014 Long-Term Incentive Grants to Mr. Ziparo

On March 27, 2014, Mr. Ziparo, who did not participate in the Late 2012 Three-Year Awards (discussed below), received regular long-term incentive grants with a grant date value, in total, equal to 105% of base salary. The grant mix was performance stock units, stock options and restricted stock units, as described below.

Award Type and Weighting	Primary Role	Design Features
Performance Stock Units (50% of the total LTI award)	Reward the achievement of total shareholder return (TSR) results over 2014 to 2016 relative to returns of 17 similar companies

•  Performance stock units (PSU) provide executives the opportunity to earn shares based on the Company’s three-year total shareholder return (TSR) relative to 17 automotive sector peer companies (listed below)

•  The awards are divided among three periods with all earned awards paid at the end of the three-year cycle (paid in early 2017)

•  2014 TSR performance (25% of award opportunity)

•  2014 to 2015 TSR performance (25% of award opportunity)

•  2014 to 2016 TSR performance (50% of award opportunity)

•  The awards for the first and second performance periods will be increased to reflect the performance over the entire three-year cycle, if greater. If the Company’s actual TSR is negative during a performance period, the award earned for that period cannot exceed 100% of target (regardless of ranking within the peer group).

•  Awards can be earned up to 150% of the target award opportunity based on the Company’s TSR performance ranking within the comparator group (Visteon plus the 17 TSR peer companies)

•  No award earned if Visteon is in the bottom 4 companies

•  #5 rank, 35% of the target award is earned

•  #10 rank, 100% of the target award is earned

•  #15 or higher rank, 150% of the target award is earned

•  Award payouts for performance between the rankings specified above is determined based on interpolation

•  TSR is calculated using the 20-trading day average closing price at the start and end of the performance period, adjusted for dividends

Award Type and Weighting	Primary Role	Design Features
Stock Options (25% of the total LTI award)	Reward for appreciation in the Company’ stock price

•  Exercise price equal to the average of the high and low trading prices on the date of grant ($84.67)

•  Vest one-third per year beginning one year after the date of grant

•  Seven-year term, upon which any unexercised options would expire

Restricted Stock Units (25% of the total LTI award)	Facilitate retention and provide an ownership-like stake	• Vest one-third per year beginning one year after the date of grant

Relative TSR Peer Group (17 companies)

Autoliv, Inc.	Delphi Automotive	Magna International, Inc.
BorgWarner Inc.	Denso	Meritor Inc.
Calsonic Kansai	Faurecia	Tenneco Inc.
Continental	Federal-Mogul Corp.	TRW Automotive Holdings Corp.
Cooper Standard	Johnson Controls Inc.	Valeo
Dana Holding Corporation	Lear Corporation

Long-Term Incentive Grants Awarded in Late 2012 (Three-Year Award) to Cover 2013-2015

In support of the Company’s business strategy and to ensure the executive officer team’s potential awards are aligned to the achievement of specific levels of shareholder value creation, equity grants were made in the fourth quarter of 2012 in lieu of additional regular annual grants through 2015. Consistent with our focus on shareholder value creation, a majority of the award opportunity (75% of the grant date value) was provided through performance-based stock units and the remainder in time-based restricted stock units. The terms of the performance-based stock units and restricted stock units, which were made under the Visteon Corporation 2010 Incentive Plan, are substantially the same for all participating Named Executive Officers (excluding Mr. Thall, who was hired during 2013), and are intended to be in lieu of future potential awards under the Company’s long-term incentive program for 2013, 2014, and 2015. The number of stock units awarded to the three participating NEOs in late 2012 is as follows: Mr. Leuliette — 431,170, Mr. Stafeil — 149,176 and Mr. Widgren — 37,293. Mr. Ziparo received an equity grant of 7,260 stock units in the fourth quarter of 2012 in lieu of a grant in 2013.

The performance-based stock units will be earned, subject to continued employment, based on TSR for the period between the grant date and December 31, 2015. Vesting requires both stock price achievement and continued employment. TSR, which is stock price plus cash dividend payments, of at least $70.00 must be achieved to vest in all of the shares, which represents appreciation of approximately 60% from the date of grant. Upon achievement of the TSR goal, which was achieved during 2013, all of the performance-based stock units were earned, but do not vest (are not paid) until the end of the performance period on December 31, 2015 assuming continued employment (or earlier for certain types of termination of employment).

The time-based restricted stock units will vest in three equal annual installments beginning one year after the date of grant based on continued employment.

Mr. Thall’s Long-Term Incentive Compensation

Mr. Thall was hired on November 19, 2013, to lead and grow the value of our Electronics business. In order to induce Mr. Thall to join the Company, he received a cash bonus of $300,000 (paid in January 2014) and a restricted stock unit award of 16,000 units, which vest annually, in one third increments, on the anniversary of the grant date.

In order to best align the long-term award opportunity with his role, Mr. Thall’s long-term incentive award opportunity is based on the growth in the valuation of the Electronics business unit over three to five years. Specifically, he is eligible to receive 2.2% of the incremental value created relative to the base valuation as of December 31, 2013, subject to a minimum compound annual growth rate of 5.0%. An annual valuation of the business unit will be conducted, as of year-end, by an independent appraisal firm selected by the Committee. Subject to continued employment and achieving the minimum annual growth goal, the award will become vested in three equal annual installments on each of December 31st 2016, 2017, and 2018.

Other Compensation Elements

Stock Ownership Guidelines

The Company has adopted stock ownership goals for all elected officers of the Company. The goal for these officers is to own common stock worth a multiple of salary, ranging from one times salary up to six times salary for the CEO, within five years from their date of hire or election, if later. All of the Named Executive Officers employed by the Company as an officer for five years or more are in compliance with the stock ownership guidelines. For the purpose of determining compliance with the stock ownership guidelines, the calculation includes stock owned directly, restricted stock, and restricted stock units (but excludes unexercised stock options and stock appreciation rights, and unearned performance stock units). The stock ownership guidelines are as follows:

•	Chief Executive Officer — six times base salary;

•	Executive and Senior Vice Presidents and Product Group Presidents — three times base salary; and

•	All other officers — one times base salary.

Executive Perquisites and International Service Employee Program

The Company provides the Named Executive Officers with a flexible perquisite allowance program to provide basic competitive benefits. The flexible perquisite allowance is a fixed amount that is paid to each eligible executive and is designed to cover his or her expenses related to legal and financial counseling, excess liability insurance premiums, tax preparation, and airfare for spouse or partner accompanying employee on business travel, among other items. For Named Executive Officers, the amount of the allowance varies by management level, with a current range of $15,000 to $60,000 per year and is not grossed up. The amount paid to the Named Executive Officers in 2014 pursuant to the flexible perquisite allowance program is set forth in the “All Other Compensation” column of the “Summary Compensation Table.” The Company also maintains an Executive Security Program that permits the CEO to use corporate provided aircraft for personal and business travel, and provides the benefit of various personal health and safety protections. The CEO does not receive a tax “gross-up” for personal use of corporate provided aircraft. There was no personal use of corporate provided aircraft during 2014.

As a global organization, senior executives of the Company are located in key business centers around the world. To facilitate the assignment of experienced employees to support the business, the Company has an International Long Term Assignment Policy to address incremental costs incurred by assignees as a result of their international assignments. The policy provides for the reimbursement of incremental housing, cost of living, education and other costs incurred in conjunction with international assignments as well as the tax costs associated with these payments. The Company provides tax equalization to employees on international assignment. The tax equalization policy is intended to ensure that the employee bears a tax burden that would be comparable to the home country tax burden on income that is not related to the international assignment. It is the objective of the Company’s International Long Term Assignment Policy that the employee not be financially disadvantaged as a result of the international assignment nor that the employee experience windfall gains. Mr. Thall began an international assignment in January 2015 and is now based in Kerpen, Germany.

Retirement Benefits Overview

The Named Executive Officers participate in the Company’s qualified retirement and savings plans in their respective home countries on the same basis as other similarly situated employees. Over the last several years, the Company has made changes to the type of retirement plans and the level of benefits provided under such plans, based on an assessment of the Company’s business and talent needs, costs, market practices, and other factors. Effective December 31, 2011, the U.S. defined benefit pension plan was frozen for all participants. All of the NEOs participate in U.S.-based plans.

The Named Executive Officers, as well as most U.S. salaried employees, are entitled to participate in the Visteon Investment Plan, Visteon’s 401(k) investment and savings plan. The Company’s match is 100% of the employee’s eligible contributions up to 6% of eligible pay (subject to IRS limits), which was designed to attract and retain employees in light of the Company’s freezing of other retirement benefit plans. Amounts deferred for each Named Executive Officer are reflected in the “Salary” column of the “Summary Compensation Table.” The Company also maintains a Savings Parity Plan, which provides eligible participants with Company contributions of 6% of eligible pay that are restricted due to IRS limits under the broad-based, qualified 401(k) plan. The Company’s Supplemental Executive Retirement Plan (SERP) provides eligible participants annual Company contributions of 6%, 9% (Executive and Senior Vice Presidents), or 14.5% (CEO) of pay in place of the prior defined benefit formulas in the plan for service after January 1, 2012. The SERP is closed to new entrants other than elected Company officers. Company contributions to these plans on behalf of the NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table.”

Additional details about the Company’s prior and current retirement plans are presented in a later section, under “Retirement Benefits.”

Severance and Change in Control Benefits

The Company has entered into change in control agreements with all of its executive officers, including the Named Executive Officers. These agreements, which were last revised in October 2012, provide for certain benefits if a qualifying termination occurs following a change in control of the Company. For the Named Executive Officers, change in control cash severance benefits are provided as a multiple of 1.5, 2.0 (EVPs), or 2.5 (CEO) times the officer’s sum of annual base salary and target annual incentive. In addition, the agreements provide for other severance benefits, such as the continuation of medical benefits and outplacement assistance. The agreements have a “double trigger” provision, which would require that the executive’s employment terminate following a change in control in order to receive benefits under the agreement. No excise tax gross-up provisions are contained in the change in control severance arrangements.

Upon the involuntary termination of employment by the Company (other than for specified reasons, including disability, availability of other severance benefits, and inappropriate conduct), executive officers are entitled to severance benefits under the 2010 Visteon Executive Severance Plan, which was revised effective October 2012. Under this Plan, a specific and consistent level of severance benefits are provided with a cash severance payment of 1.0 (VPs) or 1.5 (SVPs, EVPs and CEO) times the sum of an executive’s annual base salary and target annual incentive. Executives would also be entitled to the reimbursement of medical coverage premiums under COBRA for up to eighteen months following termination, the provision of outplacement services for up to twelve months, and the payment of a pro-rated portion of any outstanding annual incentive bonus based on actual Company performance during the performance period.

The severance plan and change in control agreements provide that outstanding stock-based awards vest only in accordance with the applicable terms and conditions of such awards. For additional details about the change in control agreements, the severance plan, the terms and conditions of awards, and the estimated value of these potential payouts, see the section “Potential Payments Upon Termination.” The terms of Mr. Leuliette’s compensation package, including potential severance and change in control benefits, are detailed in his employment agreement, see the section “Employment Agreement with Mr. Leuliette.”

Other Executive Compensation Policies

Stock Awards Granting Policy.  In 2014 the Company granted regular stock awards to one of its Named Executive Officers (Mr. Ziparo). Stock awards made to executives and key employees at the time they become employees or officers of the Company (such as for Mr. Thall, who joined the Company in 2013) have a grant date on the later of the date employment commences or the date the Committee approves the awards. In all cases, the exercise price of stock options and stock appreciation rights is the average of the high and low trading price on the grant date. Stock price is not a factor in selecting the timing of equity-based awards.

Securities Trading and Anti-Hedging/Anti-Pledging Policy.  The Company maintains a Policy Regarding Purchases and Sales of Company Stock that imposes specific standards on directors and officers of the Company. The policy is intended not only to forbid such persons from trading in Company stock on the basis of inside information, but to avoid even the appearance of improper conduct on the part of such persons. In addition to the specific restrictions set forth in the policy, the policy requires that all transactions in Company stock by such persons and by others in their households be pre-cleared by the General Counsel. The only exception to the pre-clearance requirement is regular, ongoing acquisition of Company stock resulting from continued participation in employee benefit plans that the Company or its agents may administer. The policy also expressly prohibits directors and officers from engaging in hedging transactions involving the Company’s stock or pledging the Company’s stock.

Pay Clawbacks. In April 2013, the Company adopted a compensation recovery policy, which requires each executive officer of the Company to repay or forfeit a portion or all of any annual incentive, performance stock units or other performance-based compensation granted to him or her on or after September 29, 2012 if:

•

the payment, grant, or vesting of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the Securities and Exchange Commission;

•	the amount of the compensation that would have been received by the executive officer had the financial results been properly reported would have been lower than the amount actually received; and

•	the Board determines in its sole discretion that it is in the best interests of the Company and its stockholders for the executive officer to repay or forfeit all or any portion of the compensation.

Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the Company’s federal income tax deduction to $1 million per year for compensation to its CEO and certain other highly compensated executive officers. Qualified performance-based compensation for the CEO and certain “covered officers” is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. We consider the impact of this rule when developing and implementing our executive compensation program. Annual Incentive awards, performance-based stock units, and stock options (and stock appreciation rights) generally are designed to meet the deductibility requirements. We also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying business and talent goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m).

Statement Regarding Compensation Risk Assessment

The Company believes that its compensation programs, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Specifically, as detailed previously, the Company maintains a market competitive, balanced executive compensation program with varying incentive award types, performance metrics, performance/vesting periods and includes governance features that mitigate potential risk (including Committee oversight, maximum potential payouts are set under incentive plans, stock ownership guidelines, and a pay clawback policy).

Summary Compensation Table

The following table summarizes the compensation that was earned by, or paid or awarded to, the Named Executive Officers. The “Named Executive Officers” are the Company’s Chief Executive Officer, the Company’s Chief Financial Officer and the three other most highly compensated executive officers serving as such as of December 31, 2014, determined based on the individual’s total compensation for the year ended December 31, 2014 as reported in the table below, other than amounts reported as above-market earnings on deferred compensation and the actuarial increase in pension benefit accruals.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Timothy D. Leuliette	2014	$1,184,500	$—	$—	$—	$1,673,106	$—	$1,010,256	$3,867,862
Chief Executive Officer	2013	$1,167,250	$—	$—	$—	$2,842,800	$—	$438,199	$4,448,249
and President	2012	$450,000	$1,000,000	$14,989,157	$—	$495,413	$—	$111,505	$17,046,075
Jeffrey M. Stafeil	2014	$684,564	$—	$—	$—	$691,571	$—	$306,476	$1,682,611
Executive Vice President	2013	$659,750	$—	$—	$—	$1,071,200	$—	$140,468	$1,871,418
and Chief Financial	2012	$110,688	$475,000	$5,198,368	$—	$—	$—	$16,749	$5,800,805
Officer
Martin T. Thall	2014	$595,000	$—	$—	$—	$690,200	$—	$800,906	$2,086,106
Executive Vice President	2013	$70,833	$300,000	$1,225,120	$—	$89,278	$—	$9,959	$1,695,190
And President, Electronics
Product Group
Peter M. Ziparo	2014	$333,480	$—	$280,884	$102,416	$237,405	$34,378	$81,717	$1,070,280
Vice President
and General Counsel (7)
Michael J. Widgren	2014	$419,225	$—	$—	$—	$260,981	$33,115	$155,375	$868,696
Senior Vice President,	2013	$406,667	$—	$—	$—	$444,276	$—	$99,892	$950,835
Corporate Controller and	2012	$354,950	$—	$1,523,202	$87,305	$195,000	$29,753	$86,215	$2,276,425
Chief Accounting Officer

(1)	This column is comprised of sign-on bonus payments to Messrs. Leuliette and Stafeil in 2012 and Mr. Thall in 2013.

(2)	The amounts shown in this column represent the grant date fair values for performance stock units, restricted common stock and restricted stock unit awards in 2014, 2013 and 2012. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 16 “Stock-Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 10-K”).

(3)	The amounts shown in this column represent the grant date fair values for stock options and stock appreciation rights granted in 2014 and 2012. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 16 “Stock-Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2014 10-K. No stock options or stock appreciation rights were granted to the Named Executive Officers during 2013.

(4)	For 2014, this column is comprised of the amounts payable to each of the Named Executive Officers under the 2014 annual incentive performance bonus program, as further described in the “Compensation Discussion and Analysis,” above. There were no earnings on non-equity incentive plan compensation earned or paid to the Named Executive Officers in or for 2014.

(5)	This column reflects an estimate of the aggregate change in actuarial present value of each Named Executive Officers’ accumulated benefit under all defined benefit and actuarial pension plans from the measurement dates for such plans used for financial statement purposes. See “Retirement Benefits — Defined Benefit Plans,” below. None of the Named Executive Officers received or earned any above-market or preferential earnings on deferred compensation.

(6)	For 2014, this column includes the following benefits paid to, or on behalf of, the Named Executive Officers:

•	life insurance premiums paid by the Company on behalf of all of the Named Executive Officers;

•

Company-contributions to the Company’s 401(k) defined contribution plan, DC SERP and Savings Parity Plan on behalf of Mr. Leuliette ($825,596), Mr. Stafeil ($263,666), Mr. Thall ($102,642), Mr. Ziparo ($66,207) and Mr. Widgren ($129,710);

•	tax payments and reimbursements on behalf of Mr. Leuliette ($381), Mr. Stafeil ($670) and Mr. Thall ($287,387); and

•

perquisites and other personal benefits, which included: (A) the cost of personal health and safety protection equipment and services under the Executive Security Program for Mr. Leuliette ($114,850); (B) payments under the executive flexible perquisite account program to Mr. Leuliette ($60,000), Mr. Stafeil ($40,000), Mr. Thall ($40,000), Mr. Ziparo ($15,000), and Mr. Widgren ($25,000); and (C) the payment of expenses to or on behalf of Mr. Thall ($345,428) under the Company’s international service employee program, which provides allowances and payments to address the incremental costs of housing, relocation, education, cost of living, taxes and other costs associated with international assignments.

(7)	Mr. Ziparo was appointed Vice President and General Counsel effective April 1, 2014.

The following table summarizes all incentive plan awards that were made to the Named Executive Officers during 2014.

Grants of Plan-Based Awards in 2014

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($ / Sh)	Market Price on Grant Date ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy D. Leuliette
Annual Cash Incentive (1)	—	$222,094	$1,480,625	$2,961,250	—	—	—	—	—	—	—	—

Jeffrey M. Stafeil
Annual Cash Incentive (1)	—	$82,750	$551,668	$1,103,336	—	—	—	—	—	—	—	—

Martin T. Thall
Annual Cash Incentive (1)	—	$71,400	$476,000	$952,000	—	—	—	—	—	—	—	—

Peter M. Ziparo
Annual Cash Incentive (1)	—	$26,250	$175,000	$350,000	—	—	—	—	—	—	—	—
Stock Options	3/27/2014	—	—	—	—	—	—	—	3,014	$84.67	$84.16	$102,416
Restricted Stock Award	3/27/2014	—	—	—	—	—	—	1,089	—	—	—	$92,206
Performance Stock Units	3/27/2014	—	—	—	183	2,086	3,129	—	—	—	—	$188,679

Michael J. Widgren
Annual Cash Incentive (1)	—	$38,007	$253,380	$506,760	—	—	—	—	—	—	—	—

(1)	Represents the performance-based cash bonus opportunity under the 2014 annual incentive program, as further described in the “Compensation Discussion and Analysis,” above. The amounts actually paid under this program are set forth in the “Non-Equity Incentive Plan Compensation” column of the above “Summary Compensation Table.”

(2)	Represents performance stock unit grants made under the 2014 annual long-term incentive program, as further described in the “Compensation Discussion and Analysis,” above.

(3)	Represents restricted stock units and stock options granted under the 2014 annual long-term incentive program, as further described in the “Compensation Discussion and Analysis,” above.

(4)	A discussion of assumptions used in calculating grant date fair values in accordance with FASB ASC Topic 718 may be found in Note 16 “Stock Based Compensation” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2014 Form 10-K. The ultimate value of stock-based awards, if any, will depend on the future value of the common stock and the holder’s investment decisions, neither of which can be accurately predicted.

Visteon Corporation 2010 Incentive Plan

The Visteon Corporation 2010 Incentive Plan permits grants of stock options, stock appreciation rights, performance stock units, restricted stock, restricted stock units and other rights relating to our common stock, as well as performance and time-based cash bonuses. In 2014, the Company implemented an annual incentive cash bonus program for eligible employees, including the Named Executive Officers and a long-term equity-based incentive program for eligible employees, including Mr. Ziparo, who did not participate in the late 2012 Three-Year equity-based incentive program designed to cover long-term incentive awards in 2013, 2014 and 2015. In 2012, the Company implemented two long-term equity-based incentive programs — one for the 2012-2014 performance period and one designed to cover long-term incentive awards that would have been made in each of 2013, 2014 and 2015, for eligible employees, including the Named Executive Officers. These programs are discussed further under “Compensation Discussion and Analysis,” above. Except under certain circumstances such as retirement or involuntary termination, an executive must be employed in good standing with the Company at the conclusion of a performance period to be entitled to a bonus payment. The Committee retains discretion under the 2010 Incentive Plan to modify or adjust any award at any time.

The stock options awarded under the 2014 long-term incentive program vest ratably over three years from the date of grant. The exercise price of the stock options is the average of the high and low selling prices of our common stock on the New York Stock Exchange on the date of grant, unless otherwise approved by the Organization and Compensation Committee. Any unexercised stock options will expire after seven years. If a holder of a stock option retires, becomes disabled, or dies, his or her stock options continue to be exercisable up to the normal expiration date. See “Potential Payments Upon Termination or Change-in-Control,” below. The stock options are subject to certain conditions, including not engaging in competitive activity, and generally cannot be transferred. The restricted stock units awarded under the 2014 long-term incentive program vest ratably over three years from the date of grant and will be paid in cash based on the average of the high and low selling prices of our common stock on the New York Stock Exchange on such vesting date or common stock, at the election of the Company. The performance stock units awarded under the 2014 long-term incentive program vest on January 31, 2017 based on the achievement of certain relative total shareholder return metrics and will be paid in cash based on the average of the high and low selling prices of our common stock on the New York Stock Exchange on such vesting date or common stock, at the election of the Company. Holders of restricted stock units and performance stock units (to the extent earned) may receive the same cash dividends or dividend equivalents as other stockholders owning common stock. No dividends were paid in 2014.

Employment Agreement with Mr. Leuliette

The Company and Mr. Leuliette entered into an employment agreement as of September 30, 2012. Under the terms of the employment agreement, Mr. Leuliette serves as the Chief Executive Officer and President of the Company, with an initial term of three years and three months through December 31, 2015. Pursuant to the Employment Agreement, Mr. Leuliette received an initial annualized base salary of $1.15 million, with a target annual cash bonus opportunity of 120% of his base salary, and a cash sign-on payment of $500,000, subject to clawback if Mr. Leuliette is terminated for cause (as defined in the employment agreement) or voluntarily terminates his employment without good reason (as defined in the employment agreement) before December 31, 2014. The employment agreement replaces a letter agreement that the Company and Mr. Leuliette entered into as of August 10, 2012 in connection with his appointment as Interim Chairman of the Board, Interim Chief Executive Officer and Interim President, during which time he received a signing bonus of $500,000 in cash in addition to the approximate $96,000 monthly base salary.

In June 2014, Mr. Leuliette’s employment agreement was amended to extend the term through December 31, 2017. This amended agreement increased the target annual cash bonus opportunity to 125% of base salary beginning in 2014 and, effective in 2016, eliminated the perquisite payment of $60,000 and increased base salary by $30,000.

Subsequent to the announcement of the pending sale of Halla Visteon Climate Control Corporation, in March 2015, the Company announced that Mr. Leuliette’s employment as CEO will terminate following the appointment of his successor. With the pending sale of HVCC and the divestiture of the majority of the Interiors business including Yanfeng Visteon Automotive Trim Systems Co., Ltd., Mr. Leuliette has accomplished the goals established by the Board more quickly than anticipated at the time of his contract extension. In connection with his anticipated departure, the Company expects to provide Mr. Leuliette with separation benefits consistent with an involuntary termination as discussed further below and in the section titled “Potential Payments Upon Termination.”

If Mr. Leuliette is terminated without cause or his employment is voluntarily terminated for good reason, he will receive (i) a cash payment equal to 1.5 times the sum of his annual base salary and bonus, (ii) a pro rata annual bonus for the year of termination based on corporate achievement levels for the entire year, (iii) outplacement services reimbursement of up to $50,000 and (iv) up to 18 months of health benefits. Mr. Leuliette will be entitled to participate in the Company’s standard benefits and perquisites on the same basis as other senior executives of the Company, as well as receive reimbursement of up to $25,000 of professional fees incurred in connection with finalizing the employment agreement and related agreements. The employment agreement includes a clawback provision whereby Mr. Leuliette may be required, upon certain triggering events, to repay all or a portion of his incentive compensation, pursuant to any clawback policy adopted by or applicable to the Company under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The employment agreement also contains customary confidentiality, ownership of works and non-disparagement provisions, as well as standard non-competition and non-solicitation provisions.

The following table sets forth information on outstanding stock options and stock units held by the Named Executive Officers at December 31, 2014, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option. Outstanding equity awards at December 31, 2014 are as follows.

Outstanding Equity Awards at 2014 Fiscal Year-End

Name		Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Timothy D. Leuliette	9/30/2012	—	—	—	—	—	28,419	(3)	$3,036,854	—		—
	9/30/2012	—	—	—	—	—	—		—	345,914	(11)	$36,964,370

Jeffrey M. Stafeil	10/31/2012	—	—	—	—	—	9,691	(4)	$1,035,580	—		—
	10/31/2012	—	—	—	—	—	—		—	120,106	(11)	$12,834,527

Martin T. Thall	11/19/2013	—	—	—	—	—	10,667	(5)	$1,139,876	—		—

Peter M. Ziparo	2/28/2012	—	759	—	$53.57	2/27/2022	—		—	—		—
	2/28/2012	—	—	—	—	—	375	(6)	$40,073	—		—
	2/28/2012	—	—	—	—	—	—		—	2,348	(12)	$250,907
	10/29/2012	—	—	—	—	—	472	(7)	$50,438	—		—
	10/29/2012	—	—	—	—	—	—		—	5,845	(11)	$624,597
	3/27/2014	—	3,014	—	$84.67	3/26/2021	—		—	—		—
	3/27/2014	—	—	—	—	—	1,089	(8)	$116,371	—		—
	3/27/2014	—	—	—	—	—	—		—	2,086	(13)	$222,910

Michael J. Widgren	3/8/2011	9,479	—	—	$74.08	3/7/2021	—		—	—		—
	2/28/2012	2,313	1,157	—	$53.57	2/27/2022	—		—	—		—
	2/28/2012	—	—	—	—	—	572	(9)	$61,124	—		—
	2/28/2012	—	—	—	—	—	—		—	3,581	(12)	$382,666
	10/29/2012	—	—	—	—	—	2,423	(10)	$258,922	—		—
	10/29/2012	—	—	—	—	—	—		—	30,026	(11)	$3,208,578

(1)	Stock options vest in one-third increments annually from date of grant.

(2)	The market value of unvested restricted stock units and performance stock units was determined using a per share price of $106.86, the closing price of our common stock as reported on The New York Stock Exchange as of December 31, 2014.

(3)	28,419 restricted stock units that vest on August 10, 2015.

(4)	9,691 restricted stock units that vest on October 29, 2015.

(5)	5,333 restricted stock units that vest on November 19, 2015 and 5,334 restricted stock units that vest on November 19, 2016.

(6)	375 shares of restricted stock that vest on February 28, 2015.

(7)	472 restricted stock units that vest on October 29, 2015.

(8)	362 restricted stock units that vest on March 27, 2015; 363 restricted stock units that vest on March 27, 2016; and 364 restricted stock units that vest on March 27, 2017.

(9)	572 shares of restricted stock that vest on February 28, 2015.

(10)	2,423 restricted stock units that vest on October 29, 2015.

(11)	Performance stock units granted as part of the 2012 special long term incentive. Vesting occurs as of December 31, 2015 (conditioned upon the participant remaining in the employ of the Company through such date) based on the “Highest 20-day Average Closing Price” of the Company’s common stock (plus the value of cash dividends, if any) achieved through December 31, 2015.

(12)	Performance stock units granted as part of the 2012 annual long term incentive. Vesting occurred as of February 28, 2015 based on the Company’s relative total shareholder return (“TSR”) measured against a peer group of companies over a three-year period which ended on December 31, 2014. Approximately 56% of the target number of units were awarded when the results were approved in February 2015.

(13)	Performance stock units granted as part of the 2014 annual long term incentive. Vesting occurs as of January 31, 2017 based on the Company’s relative total shareholder return (“TSR”) measured against a peer group of companies over a three-year period which ends on December 31, 2016.

The following table sets forth information regarding the exercising of vested stock options and the vesting of restricted stock and/or restricted stock units during 2014 for each of the Named Executive Officers on an aggregated basis.

Option Exercises and Stock Vested in 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Timothy D. Leuliette	—	$—	28,419	$2,754,654
Jeffrey M. Stafeil	—	$—	9,690	$903,883
Martin T. Thall	—	$—	5,333	$515,808
Peter M. Ziparo	6,973	$180,352	847	$75,286
Michael J. Widgren	—	$—	2,993	$273,520

(1)	These values were determined by using the market value of our common stock on The New York Stock Exchange at the time of exercise less the option exercise price, without regard to cash or shares withheld for income tax purposes.

(2)	These values were determined by using the average of the high and low prices of our common stock on The New York Stock Exchange on such vesting dates, without regard to cash or shares withheld for income tax purposes.

Retirement Benefits

Defined Benefit Plans

The following table sets forth the actuarial present value of each Named Executive Officer’s accumulated benefit under each defined benefit plan, assuming benefits are paid at normal retirement age. The table also shows the number of years of credited service under each such plan, computed as of the same pension plan measurement date used in the Company’s audited financial statements for the year ended December 31, 2014. The table also reports any pension benefits paid to each Named Executive Officer during the year.

Pension Benefits for 2014

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Timothy D. Leuliette	Visteon Pension Plan	0.00	$—	$—
	Pension Parity Plan	0.00	$—	$—
	Supplemental Executive Retirement Plan	0.00	$—	$—

Jeffrey M. Stafeil	Visteon Pension Plan	0.00	$—	$—
	Pension Parity Plan	0.00	$—	$—
	Supplemental Executive Retirement Plan	0.00	$—	$—

Martin T. Thall	Visteon Pension Plan	0.00	$—	$—
	Pension Parity Plan	0.00	$—	$—
	Supplemental Executive Retirement Plan	0.00	$—	$—

Peter M. Ziparo	Visteon Pension Plan	9.20	$98,539	$—
	Pension Parity Plan	9.20	$1,198	$—
	Supplemental Executive Retirement Plan	9.20	$100,508	$—

Michael J. Widgren	Visteon Pension Plan	6.20	$65,116	$—
	Pension Parity Plan	6.20	$16,391	$—
	Supplemental Executive Retirement Plan	6.20	$123,279	$—

(1)

The present value of the accumulated benefits was determined using the discount rate, mortality assumptions, interest crediting rate and measurement date (December 31, 2014) used by the Company for financial reporting purposes as further described in Note 15

“Employee Benefit Plans” to the consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of the Company’s 2014 Form 10-K. The benefits were assumed to be payable at normal retirement ages or such earlier ages at which the executives could commence an unreduced retirement benefit.

The Company froze compensation and service in its defined benefit pension plan for U.S. employees effective December 31, 2011. The frozen plan, the Visteon Pension Plan (the “Qualified Pension Plan”), is a defined benefit plan qualified under Section 401(a) of the Internal Revenue Code (the “Code”). Visteon provides additional pension benefits to its U.S. executives under the following nonqualified supplemental pension arrangements: the 2010 Supplemental Executive Retirement Plan (“SERP”); and the 2010 Pension Parity Plan (“Pension Parity Plan”). The defined benefit component of the SERP and the Pension Parity Plan were also frozen on December 31, 2011.

In order to reduce the costs and volatility of these benefits to permit the Company to compete on a global basis, Visteon has made a number of modifications to its retirement programs over time. As a result, participation in these plans, and certain features of the plans, depend on when each executive was hired by the Company.

U.S. Executives Hired on or After January 1, 2002 and prior to January 1, 2012 — Messrs. Ziparo and Widgren

Qualified Pension Plan

Salaried employees hired on or after January 1, 2002 and prior to January 1, 2012 participate in the BalancePlus Program, a feature of the Qualified Pension Plan. The monthly benefit payable from the BalancePlus Program is based on the greater of the Cash Balance benefit or the Pension Equity benefit attributable to service prior to July 1, 2006, and a Cash Balance benefit for service thereafter through December 31, 2011. The Cash Balance benefit is based on a hypothetical account which grows with 4% pay credits through December 31, 2011 and interest credits based on the 30-year Treasury bond rate continuing until commencement of benefit payments. The Pension Equity benefit is based on a hypothetical account at age 65 equal to 12.5% of Final Average Monthly Salary times credited service. At retirement, these account balances may be paid as a lump sum (for benefits commencing after December 31, 2012) or converted into a monthly benefit payable in the form of a life annuity. Credited service earned under the Pension Equity feature of the plan ceased to accrue as of June 30, 2006, although changes in base pay continued to be recognized for purposes of determining the Final Average Monthly Salary through December 31, 2011. The benefit payable from the BalancePlus Program is reduced for early commencement if payment begins before age 65.

Nonqualified Pension Plans

Since the Qualified Pension Plan is a qualified plan, it is subject to the rules of the Code. The Code limits the amount of benefits that may be paid by a qualified plan and it limits the amount of salary that may be recognized in computing plan benefits. The maximum accrued benefit for 2014 is $210,000 and the maximum annual salary the plan may recognize for 2011, the year the plan was frozen is $245,000. The Pension Parity Plan, an unfunded, nonqualified pension plan, restores any benefits lost due to the limitations on benefits and compensation imposed by the Code. The changes to the Qualified Pension Plan that took effect on July 1, 2006 and December 31, 2011 also apply to the Pension Parity Plan.

Eligible executives hired on or after January 1, 2002 and prior to January 1, 2012 participate in the “BalancePlus SERP” feature of the SERP. The BalancePlus SERP provides an additional monthly benefit based upon a hypothetical account balance that is in excess of the amount calculated under the Qualified Pension Plan BalancePlus Program and the Pension Parity Plan. The account balance from the BalancePlus SERP before offset is calculated under the formulas in the BalancePlus Program with the following modifications: 1) Annual Salary is calculated without regard to the Code compensation limit; 2) Final Average Monthly Salary is increased by the average of the three highest consecutive Annual Incentive amounts; and 3) a 15% benefit multiplier is used under the Pension Equity formula in lieu of the 12.5% benefit multiplier. The Pension Equity account under the BalancePlus SERP has its own early retirement reduction factors, which are applied at early retirement before offsetting the amount calculated under the BalancePlus Program and the Pension Parity Plan. Unlike the Qualified and Pension Parity Plans, the service under the Pension Equity formula was not frozen in 2006, but continued to be recognized through December 31, 2011.

The Pension Parity Plan, Savings Parity Plan and SERP provide for automatic payment in the form of a single lump sum distribution for benefits commencing on and after January 1, 2007. The actuarial conversion factors used to determine the single lump distribution are the same as those used to value the Company’s pension obligations in the audited financial statements.

Defined Contribution Qualified Plan

The Named Executive Officers, as well as most U.S. salaried employees, are also entitled to participate in the Visteon Investment Plan, Visteon’s investment and savings plan. The amounts that may be deferred are limited by the Code. From January 1, 2012, the Company matched employee contributions of up to 6% of pay at a rate of 100% of the employee’s eligible contributions. Amounts deferred for each Named Executive Officer are reflected in the “Salary” column of the above “Summary Compensation Table.”

Savings Parity and Amended SERP Plans

Effective January 1, 2012, the Company adopted a new Savings Parity Plan that restores company matching contributions under the Visteon Investment Plan lost due to Code limitations, and amended the SERP to provide benefits through a defined contribution approach: eligible employees will receive credits equal to 6%, 9%, or 14.5% of base compensation and annual incentive, dependent upon their organizational levels. The account balances in both the Savings Parity Plan and the amended SERP will be increased or reduced to reflect earnings and losses on hypothetical investments designated by the employee.

2014 Nonqualified Deferred Compensation

The following table provides information about the nonqualified defined contribution deferred compensation plans in which our NEOs participate. Our NEOs participate in the Savings Parity Plan and the Defined Contribution SERP (“DC SERP”) Plan, both of which became effective on January 1, 2012. The Savings Parity Plan restores company matching contributions under the Visteon Investment Plan, Visteon’s investment and savings plan, lost due to IRS Code limitations. The DC SERP plan provides benefits through a defined contribution approach where eligible employees receive credits equal to 6%, 9% or 14.5% of base compensation and annual incentive, dependent upon their organizational levels. Account balances in both the Savings Parity Plan and DC SERP will be increased or reduced to reflect earnings and losses on hypothetical investments designated by the employee.

Nonqualified Deferred Compensation for 2014

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Timothy D. Leuliette
Savings Parity Plan (1)	$—	$226,038	$4,845	$—	$318,218
DC SERP (2)	$—	$583,958	$35,147	$—	$949,529
Jeffrey M. Stafeil
Savings Parity Plan (1)	$—	$90,047	$1,729	$—	$116,061
DC SERP (2)	$—	$158,019	$9,904	$—	$245,210
Martin T. Thall
Savings Parity Plan (1)	$—	$25,937	$—	$—	$25,937
DC SERP (2)	$—	$61,585	$1,883	$—	$69,937
Peter M. Ziparo
Savings Parity Plan (1)	$—	$17,999	$2,368	$—	$39,091
DC SERP (2)	$—	$32,608	$9,516	$—	$99,422
Michael J. Widgren
Savings Parity Plan (1)	$—	$40,645	$3,177	$—	$92,692
DC SERP (2)	$—	$77,715	$7,630	$—	$172,365

(1)	The Savings Parity Plan was adopted effective January 1, 2012. The Company contributions noted in this Table represent accrued contributions to be credited to each participant’s account for the fiscal year reported in this Proxy. The aggregate earnings, aggregate gains/losses, and aggregate withdrawals/distributions made to the participants’ accounts during fiscal year 2014 is also presented.

(2)	The Defined Contribution SERP (“DC SERP”) was adopted effective January 1, 2012. This Table reflects Company contributions, aggregate earnings, aggregate gains/losses, and aggregate withdrawals/distributions made to the participants’ accounts during fiscal year 2014.

(3)	Company contributions to these plans on behalf of the NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table.”

Potential Payments Upon Termination

Set forth below are estimated accelerated payments and benefits that would be provided to the Named Executive Officers upon their termination of employment (or that would be accelerated upon a change in control) under specified circumstances assuming that the relevant triggering event occurred at December 31, 2014. These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time that they become eligible for payment and would only be payable if any of the triggering events were to occur. Accrued amounts (other than the accelerated vesting of retirement benefits noted below) under the Company’s pension and defined contribution plans are not included in this table.

Named Executive Officer	Involuntary Termination (w/o cause or for Good Reason)	Change in Control	Qualifying Termination after Change in Control
Timothy D. Leuliette
Benefit:
• Severance Payments	$3,997,688	N/A	$6,662,813
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (1)	$—	$—	$—
• Accelerated Stock/Unit Awards Vesting (2)	$1,189,779	$—	$40,001,224
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	N/A	N/A	$—
• Deferred Compensation (3)	$—	—	$1,267,747
• Continuation of Health & Welfare Benefits (4)	$12,441	N/A	$12,441
• Outplacement Services (5)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$5,249,908	$—	$47,994,225

Jeffrey M. Stafeil
Benefit:
• Severance Payments	$1,861,880	N/A	$2,482,506
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (1)	$—	$—	$—
• Accelerated Stock/Unit Awards Vesting (2)	$177,174	$—	$13,870,107
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (3)	$—	—	$361,271
• Continuation of Health & Welfare Benefits (4)	$18,115	N/A	$18,115
• Outplacement Services (5)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$2,107,169	$—	$16,781,999

Named Executive Officer	Involuntary Termination (w/o cause or for Good Reason)	Change in Control	Qualifying Termination after Change in Control
Martin T. Thall
Benefit:
• Severance Payments	$1,606,500	N/A	$2,142,000
• Accelerated Bonus	$—	$—	$—
• Accelerated Performance Cash (6)	$—	$—	$4,982,296
• Accelerated Stock Option Vesting (1)	$—	$—	$—
• Accelerated Stock/Unit Awards Vesting (2)	$64,971	$—	$1,139,876
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (3)	$—	—	$95,874
• Continuation of Health & Welfare Benefits (4)	$10,748	N/A	$10,748
• Outplacement Services (5)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$1,732,219	$—	$8,420,794

Peter M. Ziparo
Benefit:
• Severance Payments	$525,000	N/A	$787,500
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (1)	$—	$107,328	$107,328
• Accelerated Stock/Unit Awards Vesting (2)	$8,656	$—	$1,305,295
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (3)	$—	—	$—
• Continuation of Health & Welfare Benefits (4)	$25,337	N/A	$25,337
• Outplacement Services (5)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$608,993	$107,328	$2,275,460

Michael J. Widgren
Benefit:
• Severance Payments	$1,013,520	N/A	$1,013,520
• Accelerated Bonus	$—	$—	$—
• Accelerated Stock Option Vesting (1)	$—	$61,657	$61,657
• Accelerated Stock/Unit Awards Vesting (2)	$44,667	$—	$3,911,290
• Continuation of Perquisites and Allowances	$—	N/A	$—
• Accelerated Retirement Benefits Vesting	$—	N/A	$—
• Deferred Compensation (3)	$—	—	$—
• Continuation of Health & Welfare Benefits (4)	$23,022	N/A	$23,022
• Outplacement Services (5)	$50,000	N/A	$50,000
• Tax Gross-Up	N/A	N/A	N/A

Totals	$1,131,209	$61,657	$5,059,488

(1)	All unvested stock options would be accelerated in the event of a change of control.

(2)	Assumes that the 2012 Special LTI RSUs and the 2012 Special LTI PSUs (as defined below) are converted or assumed by an acquirer in the event of a change in control, and, thus, such awards do not accelerate upon a change in control.

(3)	Represents the unvested values payable under each scenario for the participant’s accounts in the DC SERP and Savings Parity Plan, nonqualified deferred compensation plans.

(4)	The estimated cost of continuing health and welfare benefits is based on current insurance premiums.

(5)	The amount of covered or reimbursed services was assumed to be the maximum amount allowable under change in control agreements and the severance plan, as described further below. The amounts to be reimbursed will be only for those expenses actually incurred by the executive, and may be significantly less than the amount presented in the table.

(6)	This amount represents the estimated cash payment in regard to Mr. Thall’s Electronics Special Award discussed below.

Potential Payments Upon Change in Control

The 2010 Incentive Plan provides for accelerated vesting or payout of equity and incentive awards upon a change in control, even if the executive does not terminate employment, unless modified by applicable award agreements or terms and conditions at the time of grant. The benefits are designed to retain and motivate employees during the uncertain process that precedes a change in control transaction, and include:

•

any awards under the plan that relate to performance periods that have been completed as of the date of the change in control, but that have not yet been paid, are paid in accordance with the terms of such awards;

•

any awards under the plan that relate to performance periods that have not been completed as of the date of the change in control, and that are not then vested, become fully vested if vesting is based solely upon the length of the employment relationship as opposed to the satisfaction of one or more performance goals; and

•

any other awards that relate to performance periods that have not been completed as of the date of the change in control, and that are not then vested, will be treated as vested and earned pro rata, as if the performance goals at target levels are attained as of the effective date of the change in control (based on the number of full months that have elapsed from the beginning of the performance period to the date of the change in control compared to the total number of months in the original performance period).

However, certain equity awards made in 2012, 2013 and 2014 are subject to terms and conditions that modify the vesting provisions described above in the event of a change in control, as follows:

•

any outstanding restricted stock units granted as part of the 2012 special, multi-year long-terms incentive program, granted in 2013 to Mr. Thall or granted in 2014 to Mr. Ziparo (the “2012 Special LTI RSUs”) will become fully vested immediately upon a change in control if such units are not assumed, converted or replaced by the acquirer or other continuing entity;

•

upon a change in control, the performance stock units granted as part of the 2012 special, multi-year long-terms incentive program or granted in 2014 to Mr. Ziparo (the “2012 Special LTI PSUs”), (i) if such units are not assumed, converted or replaced by the acquirer or other continuing entity, become immediately vested to the extent that the performance metrics have been achieved as of the date of such change in control (with any remainder being forfeited), or (ii) if the units are assumed, converted or replaced by the acquirer or other continuing entity and the holder’s employment continues beyond the date that is 24 months after such change in control, become time-based units to the extent that the performance metrics have been achieved as of the date of such change in control (with any remainder being forfeited) and vest, if at all, on its scheduled vesting date; and

•

upon the occurrence of a change in control, the holder will be entitled to a prorated portion of their performance stock units granted as part of the 2012 regular long-term incentive program (the “2012 PSUs”) determined by assuming target levels of performance or, if greater, projected performance assuming continuation of the performance levels achieved during the portion of the performance period that has been completed prior to the change in control (provided, however, that to the extent that separate performance goals or other measures have been established with respect to each calendar year within the performance period, (a) the portion of the final award that relates to any completed calendar year shall be determined based upon the actual results for such calendar year, and (b) the portion of the final award that relates to any calendar year that has not been completed as of the date of the change in control will be determined by assuming target levels of performance (or if greater, projected performance assuming continuation of performance achieved during the portion of the calendar year in which the change in control occurs).

In addition, the special performance cash award made to Mr. Thall in 2013 (the “Electronics Special Award”) is subject to terms and conditions that modify the vesting provisions described above in the event of a change in control, as follows:

•

the Electronics Special Award will continue to vest in accordance with the existing schedule if such award is assumed by the acquirer and the participant’s employment continues beyond two years after such change in control or sale of the electronics business unit. A valuation of the electronics business unit will be made as of the date of such change in control or sale of the electronics business unit, and the participant will receive payouts of the Electronics Special Award based on the increase in valuation as of each vesting date using the change of control valuation; and

•

the Electronics Special Award fully vests upon a change in control or sale of the electronics business unit if such award is not assumed by the acquirer (provided that the participant continues his service through the date of consummation of such transaction). A valuation of the electronics business unit will be made as of the date of such change in control or sale of the electronics business unit, and the participant will receive a pro-rated portion of the Electronics Special Award based on the percentage of the award that remains unvested as of such date using the change of control valuation.

Under the 2010 Incentive Plan, a “change in control” will be deemed to have occurred as of the first day any one or more of the following is satisfied, except as modified by applicable award agreements or terms and conditions at the time of grant:

(A) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(B) within any twelve (12) month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of the 2010 Incentive Plan, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (except that for the 2012 Special LTI PSUs, the 2012 Special LTI RSUs and the Electronics Special Award, this paragraph provides: (B) within any twelve month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, at the beginning of the twelve month period, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the twelve month period or whose appointment, election or nomination for election was previously so approved or recommended (for these purposes, (x) a threatened election contest will be deemed to have occurred only if any person or entity publicly announces a bona fide intention to engage in an election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, and (y) a withhold vote campaign with respect to any director will not by itself constitute an actual or threatened election contest));

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

(E) any other event that the Board, in its sole discretion, determines to be a change in control.

However, a “change in control” will not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Change in Control followed by Qualifying Termination

The Company has entered into change in control agreements with all of its executives, including the Named Executive Officers. These agreements provide for certain benefits if a qualifying termination occurs following a change in control of the Company. For the Named Executive Officers, a qualifying termination includes a termination of the executive’s employment without cause or a resignation for good reason, in each case, within two years after the change in control.

In addition to the benefits described above under “Change in Control,” the Named Executive Officers are entitled to the following benefits pursuant to the change in control agreements so long as the executive signs an acceptable release of claims:

•

the payment of any unpaid salary or incentive compensation, together with all other compensation and benefits payable to the executive under the terms of the Company’s compensation and benefits plans, earned through the date of termination;

•

a severance payment in the amount of one and a half times (other than Mr. Leuliette, which is two and a half times, and Messrs. Stafeil and Thall, which are two times) base salary plus the executive’s target annual bonus;

•	the continuation for eighteen months following termination of life, accident and health insurance benefits for the executive and his or her dependents;

•

all contingent annual bonus awards under the 2010 Incentive Plan (or other plans) for periods that have not been completed become payable on a pro-rated basis assuming the achievement at target levels of any individual or corporate performance goals;

•

the benefits then accrued by or payable to the executive under the SERP, the Pension Parity Plan and the Savings Parity Plan, or any other nonqualified plan providing supplemental retirement or deferred compensation benefits, become fully vested; and

•	reimbursement for the cost of outplacement services for up to twelve months following termination, not to exceed $50,000;

Change in control payments for the Named Executive Officers are not grossed up for the payment of any section 4999 excise taxes. However, the executive may choose to have his or her total payments under the agreement reduced so that no portion of the total payments will be subject to section 4999 excise taxes.

“Good Reason” under the agreements includes the following:

•	a negative material alteration is made in the executive’s duties and responsibilities;

•	the executive’s annual base salary is decreased (except for certain across-the-board reductions);

•	the executive is required to relocate his or her residence or principal office location by more than 50 miles;

•	the executive’s incentive compensation or other benefits are decreased by ten percent or more (except for certain across-the-board reductions); or

•	the executive is not paid any portion of his or her then current compensation or an installment under any deferred compensation program.

Each executive agrees to comply with confidentiality, non-disparagement and non-competition covenants during the term of the agreement and for a period thereafter. In addition, in the event of a potential change of control, as defined therein, each executive agrees not to voluntarily terminate his or her employment, except for retirement or good reason, until the earlier of six months after such potential change of control or the occurrence of a change in control.

A “change in control” will be deemed to have occurred under the change in control agreements as of the first day any one or more of the following is satisfied:

(A) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(B) within any twelve month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, at the beginning of the twelve month period, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the twelve month period or whose appointment, election or nomination for election was previously so approved or recommended (for these purposes, (x) a threatened election contest will be deemed to have occurred only if any person or entity publicly announces a bona fide intention to engage in an election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, and (y) a withhold vote campaign with respect to any director will not by itself constitute an actual or threatened election contest);

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

(D) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. However, a “change in control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

In addition, the terms and conditions applicable to the 2012 Special LTI RSUs, the 2012 Special LTI PSUs and the Electronics Special Award provide as follows:

•

any outstanding 2012 Special LTI RSUs will become immediately (i) fully vested if the holder’s employment is terminated without cause or for good reason (each as defined in the applicable change in control agreements) within 24 months following a change in control if such units are assumed, converted or replaced by the acquirer or other continuing entity, or (ii) vested on a pro rata basis if the holder’s employment is terminated without cause or for good reason and either a change in control has occurred before the termination of employment or the holder had remained in the employ of the Company for at least 180 days following the grant date (to the extent not accelerated pursuant to (i));

•

upon a change in control in which the acquirer or other continuing entity assumes, converts or replaces such units, the 2012 Special LTI PSUs will become immediately vested to the extent that the performance metrics have been achieved as of the date of such change in control (with any remainder being forfeited) if the holder’s employment is terminated without cause or for good reason (each as defined in the applicable change in control agreements) within 24 months following the change in control; and

•

the Electronics Special Award fully vests upon a change in control or sale of the electronics business unit if such award is assumed by the acquirer but the participant’s employment is terminated without cause within two years after such change in control or sale of the electronics business unit. A valuation of the electronics business unit will be made as of the date of such change in control or sale of the electronics business unit, and the participant will receive a pro-rated portion of the Electronics Special Award based on the percentage of the award that remains unvested as of such date using the change of control valuation.

Voluntary Termination (Without “Good Reason” or for “Cause”)

An executive who voluntarily resigns without good reason or whose employment is terminated by the Company for cause (each as defined in the Change in Control Agreements, Terms and Conditions of Initial Stock Grants and the individual employment agreement applicable to Mr. Leuliette) will be entitled to receive unpaid salary and benefits, if any, he has accrued through the effective date of his termination, and the executive will forfeit any outstanding, unvested equity-based awards.

Involuntary Termination (Without “Cause” or for “Good Reason”)

Upon the involuntary termination of employment by the Company (other than for specified reasons, including disability, availability of other severance benefits, and inappropriate conduct), all officers elected by the Board of Directors are entitled to severance benefits under the 2010 Visteon Executive Severance Plan. For the NEO’s, these severance benefits include a cash payment equal to 150% (for Messrs. Leuliette, Stafeil, Thall and Widgren) or 100% (for Mr. Ziparo) of one year of base salary and their target annual incentive opportunity, a pro-rated annual incentive bonus for the fiscal year during which the termination occurs (based on actual Company performance during the period), the reimbursement of medical coverage premiums under COBRA for eighteen months following termination, and the provision of outplacement services for up to twelve months (not to exceed $50,000). However, if the eligible executive does not execute an acceptable release and waiver of claims, such executive will only be entitled to a cash payment equal to four weeks of base salary. The severance plan permits executives to receive both the severance benefits under the plan and, if eligible, the retirement benefits described above. Mr. Leuliette may elect to receive similar benefits under his employment agreement in lieu of benefits under the Company’s severance plan.

The 2010 Incentive Plan does not accelerate any of the outstanding awards held by executives who are involuntarily terminated. However, the terms and conditions applicable to certain equity awards provide as follows:

•

the 2012 PSUs will vest on a pro rata basis if the holder’s employment is involuntary terminated without cause (each as defined in the applicable terms and conditions), provided that the holder had remained in the employ of the Company for at least 180 days following the grant date;

•

the 2012 Special LTI RSUs will vest on a pro rata basis if the holder’s employment is involuntary terminated without cause or for good reason (each as defined in the applicable terms and conditions), provided that the holder had remained in the employ of the Company for at least 180 days following the grant date;

•

the 2012 Special LTI Performance Stock Units will not be forfeited and will vest on the scheduled vesting date on a pro rata basis if the holder’s employment is involuntary terminated without cause or for good reason (each as defined in the applicable terms and conditions), provided that the holder had remained in the employ of the Company for at least 180 days following the grant date (and the termination is either before any change in control or more than 24 months after any change in control); and

•

the remaining unvested and unpaid portion of the Electronics Special Award will become vested on a pro rata basis but remain outstanding until completion of the valuation for the annual period ending December 31, 2018 if the participant’s employment is terminated without cause on or after the second anniversary of the date of the participant’s commencement of employment with the Company.

Termination Upon Retirement, Death or Disability

Following termination of executive’s employment for disability, the executive will receive all compensation payable under the Company’s disability and medical plans and insurance policies, which are available generally to the Company’s salaried employees.

Upon retirement, the outstanding 2012 Special LTI RSUs and 2012 Special LTI PSUs for each Named Executive Officer other than Mr. Ziparo will be forfeited. A termination upon the death or disability of a Named Executive Officer is generally treated the same as an involuntary termination with respect to the 2012 Special LTI RSUs and 2012 Special LTI PSUs. A retirement is generally treated the same as an involuntary termination with respect to Mr. Ziparo’s 2012 Special LTI RSUs and 2012 Special LTI PSUs.

In addition to the payments and benefits described above, the Organization and Compensation Committee of the Board may authorize additional payments when it separates a Named Executive Officer. The Company might agree to make the payments it deems necessary to negotiate a definitive termination agreement with the terms, such as a general release of claims, nondisparagement, cooperation with litigation, noncompetition and nonsolicitation agreements, as determined by the Company.

The following table summarizes information as of December 31, 2014 relating to its equity compensation plans pursuant to which grants of stock options, stock appreciation rights, stock rights, restricted stock, restricted stock units and other rights to acquire shares of its common stock may be made from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(c)(3)
Equity compensation plans approved by security holders	—	$—	—
Equity compensation plans not approved by security holders (4)	1,212,564	$70.93	2,704,747

Total	1,212,564	$70.93	2,704,747

(1)	Comprised of stock options, stock appreciation rights, which may be settled in stock or cash at the election of the Company, and outstanding restricted stock and performance stock units, which may be settled in stock or cash at the election of the Company without further payment by the holder, granted pursuant to the Visteon Corporation 2010 Incentive Plan. Excludes 8,833 unvested shares of restricted common stock issued pursuant to the Visteon Corporation 2010 Incentive Plan. The number of full value awards and appreciation awards outstanding are 1,092,853 and 119,711, respectively.

(2)	The weighted-average exercise price of outstanding options, warrants and rights does not take into account restricted stock or performance stock units that will be settled without any further payment by the holder. Additionally, the weighted-average remaining term for outstanding appreciation awards is 6.5 years.

(3)	Excludes an indefinite number of stock units that may be awarded under the Visteon Corporation Non-Employee Director Stock Unit Plan, which units may be settled in cash or shares of the Company’s common stock. Such plan provides for an annual, automatic grant of stock units worth $95,000 to each non-employee director of the Company. There is no maximum number of securities that may be issued under this Plan; however, the Plan will terminate on December 15, 2020 unless earlier terminated by the Board of Directors. The Company is proposing to reduce the number of securities remaining available for future issuance by 805,000 (to 1,899,747) as specified in the amended 2010 Incentive Plan.

(4)	The Visteon Corporation 2010 Incentive Plan was approved as part the Company’s plan of reorganization, which is deemed to be approved by security holders for all other purposes.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. Visteon management has the primary responsibility for the company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America. The independent registered public accounting firm also expresses an opinion, based on an audit, on the effectiveness of Visteon’s internal control over financial reporting. The Audit Committee oversees and monitors these processes and reports to the Board of Directors on its findings. During 2014, the Audit Committee held eight meetings.

Auditor Independence

During the year, the Audit Committee met and held discussions with Visteon management and Ernst & Young LLP, the independent registered public accounting firm. The Audit Committee reviewed and discussed with Visteon management and Ernst & Young LLP the audited financial statements contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, as well as the company’s internal control over financial reporting. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States)(PCAOB) Auditing Standard No. 16, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations.

Ernst & Young LLP submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Ernst & Young LLP the firm’s independence and considered whether the provision of non-audit services by Ernst & Young LLP to the company is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee concluded that the independence of Ernst & Young LLP from Visteon and management is not compromised by the provision of such non-audit services.

Based on these reviews and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, and filed with the SEC.

Audit Committee Duncan H. Cocroft (Chairman) Robert J. Manzo David L. Treadwell

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Visteon filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Visteon specifically incorporates this Audit Committee Report by reference into any such filing.

AUDIT FEES

The Audit Committee selects, subject to stockholder ratification, our independent registered public accounting firm for each fiscal year. During the years ended December 31, 2014 and December 31, 2013, Ernst & Young LLP was employed principally to perform the annual audit of the company’s consolidated financial statements and internal control over financial reporting and to provide other services. Fees paid to Ernst & Young LLP for 2014 and 2013 are listed in the following table:

Year Ended December 31	Audit Services Fees	Audit Related Fees	Tax Fees	All Other Fees
2014	$6,536,000	$352,000	$3,901,000	$581,000
2013	$6,928,000	$522,000	$3,363,000	$—

Audit services fees include fees for services performed to comply with Sarbanes-Oxley Section 404 and Generally Accepted Auditing Standards (“GAAS”) as adopted by the Public Company Accounting Oversight Board and approved by the SEC, including the recurring audit of the company’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to the audit of income tax provisions and related reserves, and consents, assistance, and review of documents filed with the SEC.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the company’s financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions, consultations regarding Generally Accepted Accounting Principles (“GAAP”), reviews and evaluations of the impact of new regulatory pronouncements, and audit services performed related to benefit/pension plans.

Tax fees primarily represent fees for tax planning services and tax-related compliance, and all other fees relate to acquisition advisory services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted procedures for its annual review and pre-approval of all audit and permitted non-audit services provided by the independent registered public accounting firm. These procedures include reviewing and approving a budget for audit and permitted non-audit services by category. The Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the company’s business, people, culture, accounting systems, risk profile, and whether the services enhance the company’s ability to manage or control risks and improve audit quality. The Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by its independent registered public accounting firm that are not encompassed by the Audit Committee’s annual pre-approval and not prohibited by law. The Audit Committee has delegated to the Chairman of the Audit Committee the approval authority, on a case-by-case basis, for services outside of or in excess of the Audit Committee’s aggregate pre-approved levels and not prohibited by law. In order to monitor services rendered and actual fees paid and commitments to be paid to the independent registered public accounting firm, the Chairman, or designee, shall report any such decisions to the Audit Committee at its next regular meeting.

ITEM 2. APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting will be ratifying the appointment of Ernst & Young LLP by the Audit Committee as the Company’s independent registered public accounting firm for fiscal year 2015. Ernst & Young LLP served in such capacity for fiscal year 2014.

Representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions. For information regarding fees paid to Ernst & Young LLP, see “Audit Fees” on page 43.

The Board of Directors Recommends that You Vote FOR the Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2015.

ITEM 3. PROVIDE AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are seeking stockholder approval of the Company’s executive compensation program and practices as disclosed in this Proxy Statement. While this vote is advisory, and not binding on the Board, it will provide information to the Board and the Organization and Compensation Committee regarding investor sentiment about our executive compensation programs and practices, which the Organization and Compensation Committee will carefully review when evaluating our executive compensation program.

Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s executive officers, as disclosed in the 2015 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy. As a result, the Company has a strong pay-for-performance philosophy that greatly impacts its decisions regarding executive compensation. Our executive compensation programs seek to align management’s interests with our stockholders’ interests to support long-term value creation and pay for performance. This philosophy and the compensation structure are essential to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and its stockholders. To that end, our program links pay to performance by delivering a significant majority of the total compensation opportunity of our Named Executive Officers in variable or performance-based compensation programs (annual and long-term incentive plans). Performance measures used in the Company’s annual and long-term incentive plans support the Company’s annual operating plan and longer term strategy and are tied to key Company measures of short and long-term performance. Our program also aligns the Named Executive Officers’ financial interest with those of our stockholders by delivering a substantial portion of their total compensation in the form of equity awards and other long-term incentive vehicles.

We urge our stockholders to read “Compensation Discussion and Analysis” above, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables which provide detailed information on the compensation of our Named Executive Officers.

The Board of Directors recommends a vote FOR the approval of executive compensation set forth in this proxy statement.

ITEM 4. APPROVAL OF AMENDMENTS TO THE VISTEON CORPORATION 2010 INCENTIVE PLAN

The next proposal on the agenda for the Annual Meeting will be to approve amendments to the Visteon Corporation 2010 Incentive Plan (hereinafter, the “Incentive Plan”). The Incentive Plan was originally adopted effective as of October 1, 2010 in connection with the Fifth Amended Joint Plan of Reorganization filed on August 27, 2010 with the United States Bankruptcy Court for the District of Delaware (such plan of reorganization, together with all exhibits, schedules, annexes, amendments and supplements thereto the “Plan of Reorganization”). The Board of Directors, following the approval and recommendation of the Organization and Compensation Committee, adopted the proposed amendments to the Incentive Plan on April 22, 2015, subject to stockholder approval at the Annual Meeting.

Important Facts About This Proposal

We are requesting stockholder approval of the material terms of the Incentive Plan primarily to allow performance-based compensation under Section 162(m) of the Code to be tax-deductible, including performance measures and maximum individual limits. The Company is required to obtain this approval for performance-based awards in order to ensure that we can claim an income tax deduction when we pay such awards. The Incentive Plan and the material terms of the performance goals for performance awards under the plan were approved as part of the Plan of Reorganization in 2010. Importantly, this proposal does not seek to increase the number of shares that can be issued pursuant to awards under the Incentive Plan; rather the Company has deemed it appropriate to reduce the number of shares available by 805,000 shares. Additionally, the Company is proposing to amend certain terms of the Incentive Plan to align it with corporate governance best-practices, as well as to make other clarifying changes.

The amendments to the Incentive Plan include the following changes from the existing plan:

•	Change the default on acceleration of awards upon a Change in Control from a “single-trigger” to a “double-trigger;”

•	Clarify the definition of a Change in Control regarding threatened election contests;

•	Add a new “Market Price” definition to be used in determining the spread on option and stock appreciation right exercises;

•	Add a “best net” payment alternative for excess parachute payments consistent with our current Change in Control agreements;

•	Continue to prohibit paying dividends on unearned performance stock rights and units unless reinvested into such rights and units; and

•	Clarify when adjustments to awards may be made in the event of extraordinary corporate events.

Under the Incentive Plan originally included in the Plan of Reorganization there were 5,555,556 shares available to be issued with respect to Incentive Plan awards. As of December 31, 2014, there were 2,704,747 shares remaining under the Incentive Plan for future awards. Approval of this proposal would reduce the total shares available to be issued under the Incentive Plan to 4,750,556 and the shares available as of December 31, 2014 to 1,899,747.

Summary of the Incentive Plan

The following is only a summary of the Incentive Plan, as proposed to be amended, and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix B to this proxy statement.

The Incentive Plan is administered by the Organization and Compensation Committee of the Board of Directors. The Incentive Plan provides for the payment of performance cash awards and the grant of incentive and nonqualified stock options, stock appreciation rights, performance stock rights (“stock rights”), restricted stock, restricted stock units and various other rights based on stock (individually, an “award” or collectively, “awards”). Salaried employees, as well as certain non-employees, of Visteon with potential to contribute to the future success of Visteon or its subsidiaries will be eligible to receive awards under the Incentive Plan. The Organization and Compensation Committee has the discretion to select the employees to whom awards will be granted, to determine the type, size and terms and conditions applicable to each award and the authority to interpret, construe and implement the provisions of the Incentive Plan. The Organization and Compensation Committee’s decisions will be binding. The Organization and Compensation Committee also may delegate to a committee of Visteon officers the selection of eligible employees and the determination of the amount of individual awards for employees and certain non-employees who are not executive officers of Visteon, within limitations prescribed by the Organization and Compensation Committee.

Limits on Plan Awards

The total number of shares of our common stock that may be subject to awards under the Incentive Plan, referred to as the “overall limit,” is 4,750,556, subject to adjustment as provided in the Incentive Plan. No more than 1,000,000 shares of our common stock may be subject to stock options (with or without any related stock appreciation rights) or to stand-alone stock appreciation rights awarded to any “covered employee,” which generally means our chief executive officer and the next four most highly paid executive officers, in any one calendar year. Common stock issued under the Incentive Plan may be either authorized but unissued shares, treasury shares or any combination thereof. No more than 1,000,000 shares of common stock may be available as awards pursuant to performance-based stock rights, restricted stock and restricted stock units granted under the Incentive Plan to any covered employee in any one calendar year. Any shares of common stock subject to an award that lapses, expires or is otherwise terminated without the issuance of such shares may become available for future awards.

Change of Control

The Incentive Plan provides for acceleration of vesting of some plan awards in the event of a change of control of the company if the awards are not assumed, converted or replaced by the acquirer or other continuing entity unless the Organization and Compensation Committee determines otherwise at the time of grant. If the awards are assumed, converted or replaced by the acquirer or other continuing entity and the participant’s employment is terminated within 24 months following the change of control by the company without cause (other than by reason of death or disability), the outstanding awards that have not previously vested will become fully vested immediately upon the termination of the participant’s employment.

Stock Options

Options to purchase shares of our common stock, which may be incentive or nonqualified stock options, may be granted under our Incentive Plan at an exercise price (the “option price”) at least equal to the average of the highest and lowest prices at which Visteon common stock was traded on the New York Stock Exchange on the date of grant. Each option represents the right to purchase one share of common stock at the specified option price.

Options will expire not later than 10 years after the date on which they are granted. Options become exercisable at such times and in such installments as determined by the Organization and Compensation Committee. Payment of the option price can either be made in full at the time of exercise by check or wire transfer, or, if the Organization and Compensation Committee so determines and the participant so elects, in installments. Payment in full or in part may also be made by tendering to Visteon shares of our common stock (including shares subject to the option being exercised) having a fair market value equal to the option price (or such portion thereof).

Stock Appreciation Rights

An award of a stock appreciation right may be granted under the Incentive Plan. Generally, one stock appreciation right is granted with respect to one share of our common stock. The stock appreciation right entitles the participant, upon the exercise of the stock appreciation right, to receive an amount equal to the appreciation in the underlying share of common stock. The appreciation is equal to the difference between (1) the “base value” of the stock appreciation right (i.e., the option price on the date the stock appreciation right is granted), and (2) the market price at which a share of Visteon common stock was traded on the New York Stock Exchange at the time the stock appreciation right is exercised. Upon the exercise of a vested stock appreciation right, the exercising participant will be entitled to receive the appreciation in the value of one share of common stock as so determined, payable at the discretion of the Organization and Compensation Committee in cash, shares of common stock, or some combination thereof, subject to the availability of our shares of common stock.

Stock appreciation rights will expire not later than 10 years after the date on which they are granted. Stock appreciation rights become exercisable at such times and in such installments as determined by the Organization and Compensation Committee.

Tandem Options/Stock Appreciation Rights

An option and a stock appreciation right may be granted “in tandem” with each other. An option and a stock appreciation right are considered to be in tandem with each other because the exercise of the option aspect of the tandem unit automatically cancels the right to exercise the stock appreciation right aspect of the tandem unit, and vice versa. The option may be an incentive stock option or a nonqualified stock option, as determined by the Organization and Compensation Committee. Descriptions of the terms of the option and the stock appreciation right aspects of a tandem option/stock appreciation right are provided above.

Restricted Stock and Restricted Stock Units

Subject to the limits discussed above, the Organization and Compensation Committee may authorize the award of restricted stock and restricted stock units to employees under the Incentive Plan. Restricted stock awards are issuances of our common stock to employees that are subject to restrictions on transfer and forfeiture if one or more specified performance goals or minimum periods of service are not attained. Restricted stock units may also be awarded in lieu of, or in addition to, restricted stock awards and consist of a unit credited to a hypothetical account, valued based on the fair market value of our common stock, and subject to forfeiture if one or more specified performance goals or minimum periods of service are not attained. Prior to the expiration of the restriction period, a grantee that has received a restricted stock award generally has the rights of a stockholder of Visteon, including the right to vote and to receive cash dividends on the shares subject to the award. If the Organization and Compensation Committee so determines, the holder of a restricted stock unit may receive cash payments equivalent in value to dividends paid on our common stock upon the payment of the final award relating to such restricted stock unit, or may receive such payment in the form of additional units, valued as of the applicable record date and subject to the same terms and conditions as the original units. The Organization and Compensation Committee will determine in advance of each award the terms and conditions applicable to each award of restricted stock and restricted stock units, including the applicable performance criteria or minimum periods of service required, and whether awards of restricted stock units will be settled in cash or in shares of common stock, and may make certain adjustments to the performance criteria and the amount of final awards.

Performance Stock Rights and Other Stock Awards

Subject to the limits discussed above, the Organization and Compensation Committee may authorize the award of performance stock rights to employees under the Incentive Plan. Performance stock rights represent the right to receive shares of our common stock if one or more specified performance goals are attained. If the Organization and Compensation Committee so determines, the holder of a performance stock right may receive cash payments equivalent in value to dividends paid on our common stock, upon the payment of the final award relating to such performance stock right, or may receive such payment in the form of additional rights, valued as of the applicable record date and subject to the same terms and conditions as the original right. The Organization and Compensation Committee will determine in advance of each award the terms and conditions applicable to each award of performance stock right, including the applicable performance criteria, and whether awards of performance stock rights may be settled in cash or other stock equivalents, and may make certain adjustments to the performance criteria and the amount of final awards.

The Organization and Compensation Committee also may grant other stock-based awards to such employees as it may select. These awards may include awards of restricted stock, stock units, “phantom stock” and options not otherwise specifically addressed above. The Organization and Compensation Committee may determine the time or times at which these awards will be made, the number of shares of common stock or stock units and the like to be granted or covered pursuant to such awards, including, whether such awards will be payable or paid in cash, common stock or otherwise, and whether the awards will be granted as a bonus for no consideration other than services rendered.

Performance Cash Awards

The Organization and Compensation Committee may award or authorize performance cash awards to such employees as it may select, and in such amounts as it may designate, subject to the terms of the Incentive Plan. The Organization and Compensation Committee determines the performance period and performance criteria for a performance cash award. Within 90 days of the beginning of a performance period, the Organization and Compensation Committee decides the targeted performance level at which a target award may be earned. The Organization and Compensation Committee decides the target award based on the employee’s level of responsibility and other factors. The target award is based on achieving 100% of the performance goals established by the Organization and Compensation Committee for the performance period. The Organization and Compensation Committee also decides any minimum performance level below which no cash award would be paid. The maximum amount that may be granted to a covered employee as a final award with respect to one or more performance cash awards during any calendar year is $10,000,000.

As soon as practicable following the completion of the performance period, the Organization and Compensation Committee determines the extent to which the participant achieved the performance goals and the amount of compensation to be awarded as a final award by applying the applicable performance formula against the accomplishment of the related performance goals. The Organization and Compensation Committee may, in its sole discretion, reduce the amount of any final award to any participant or increase the amount of any final award to any participant who is not a covered employee. In making such adjustments, the Organization and Compensation Committee shall take into account the extent to which the performance goals were achieved, individual performance, and such other factors as the Organization and Compensation Committee may deem relevant, such as a change in circumstances or unforeseen events during the performance period.

Material U.S. Federal Income Tax Consequences

Awards granted under the Incentive Plan may result in federal income tax consequences to Incentive Plan participants and Visteon. Some of those federal income tax consequences are generally set forth in the following summary. This summary does not describe all federal income tax consequences, nor does it describe state or local tax consequences, or tax consequences in jurisdictions outside the United States.

Incentive Stock Options. An employee who is granted an incentive stock option that qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such option. Visteon will not be entitled to a federal income tax deduction upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, any excess in the fair market value of the common stock over the option price constitutes a tax preference item that may have alternative minimum tax consequences for the employee. When the employee sells the shares more than one year after the date of transfer of the shares and more than two years after the date of grant of the incentive stock option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of the shares and the aggregate option price. In such event, Visteon will not be entitled to a federal income tax deduction with respect to the exercise of the incentive stock option or the sale of the shares. If the employee does not hold the shares for the required period, when the employee sells the shares, the employee will recognize ordinary compensation income and possibly capital gains or losses in such amounts as are prescribed by the Code and Visteon will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

Nonqualified Stock Options. An employee who is granted a nonqualified stock option will not recognize income at the time of grant of the option. In general, when the employee exercises a nonqualified stock option, the employee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares of common stock the employee receives. The tax basis of the shares to the employee will be equal to the option price paid, plus the amount includible in the employee’s gross income, and the employee’s holding period for such shares will commence on the date of exercise. Subject to the Code, Visteon will generally be entitled to a federal income tax deduction in respect of a nonqualified stock option in an amount equal to the ordinary compensation income recognized by the employee upon the exercise of the nonqualified stock option.

Restricted Stock Awards. An employee who is granted a restricted stock award will not recognize income at the time of the grant unless the employee elects to do so pursuant to Section 83(b) of the Code. Absent such an election, the employee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture, and Visteon will generally be entitled to a federal income tax deduction at that time. The same amount is also subject to employment taxes, including Social Security and Medicare, at that time, and will become the employee’s basis in the shares to be used in computing any capital gain (which shall be long term capital gain if the shares are held for more than one year after the date on which they are no longer subject to a substantial risk of forfeiture) or loss upon disposition of the shares.

Restricted Stock Units and Performance Stock Units. An employee who is granted a restricted stock unit or performance stock unit award will not recognize income at the date of grant. Upon receipt of common stock pursuant to the unit award, the employee will recognize ordinary income in an amount equal to the fair market value of the common stock, and Visteon will generally be entitled to a federal income tax deduction in the same amount at that time. This amount will become the basis in the shares to be used in computing any capital gain (which shall be long term capital gain if the shares are held for longer than one year) or loss upon the disposition of the shares. The units will also be subject to employment taxes, including Social Security and Medicare, on the date they are no longer subject to a substantial risk of forfeiture.

Dividend Equivalents. Employees who receive dividend equivalent payments will generally recognize ordinary income, and Visteon will generally be entitled to a federal income tax deduction equal to the income recognized by the employee.

Code Section 409A. Certain awards granted under the Incentive Plan may constitute nonqualified deferred compensation subject to Code Section 409A. To the extent that award provides for settlement or distribution upon termination of employment, the Incentive Plan provides that the employee will be deemed to have terminated employment on the date that the employee incurs a “separation from service” within the meaning of Code Section 409A, and to the extent required in order to comply with Code Section 409A, no distribution or settlement of the award shall be made until six months and one day following the employee’s separation from service.

Code Section 162(m). The Organization and Compensation Committee has discretion to make awards that are not performance based for purposes of Code Section 162(m). Visteon’s deduction would be limited to the extent that a covered employee who receives such an award receives compensation in excess of $1 million for the taxable year.

Excess Parachute Payments. The Incentive Plan provides that, to the extent any portion of the payments or benefits provided under the Incentive Plan or under any other plan of or agreement with Visteon would constitute an “excess parachute payment” under Code Section 280G, the aggregate payment shall be reduced to one dollar less than the maximum amount that the employee may receive without becoming subject to the tax imposed by Code Section 4999 or which Visteon may pay without loss of deduction under Section 280G, unless the unreduced total payment (net of applicable federal, state and local taxes, including excise tax) to the participant would be greater or the employee has an employment agreement with Visteon that provides otherwise.

Additional Information

Under the Incentive Plan, in the event of a merger, consolidation, reorganization, stock split, stock dividend or other event affecting our common stock, such adjustments as may be necessary (as determined by the Organization and Compensation Committee) to reflect such change will be made to prevent dilution or enlargement of the rights with respect to the overall limit, the option limit, the annual and aggregate stock right limits, the number of shares of common stock covered by each outstanding award, any other references in the Incentive Plan to a number of shares and the price per share in respect thereof.

Conditions

Unless otherwise determined by the Organization and Compensation Committee, an individual’s rights under the Incentive Plan may not be assigned or transferred (except in the event of death). An individual’s rights under the Incentive Plan are subject to forfeiture for competitive activity or activity that is not in our best interest.

Funding

All administrative expenses of the Incentive Plan will be paid for by the company and its participating subsidiaries.

Amendment and Termination of Plan

Unless terminated earlier by the Board of Directors, the Incentive Plan will terminate on October 1, 2020. The Board of Directors may at any time terminate, modify or amend the Incentive Plan; provided, however, that the Board may not, without the approval of the stockholders, (1) increase the overall limit, the option limit, the performance cash limit or the annual and aggregate limits applicable to stock rights, restricted stock, restricted stock units and other stock-based awards, (2) extend the term of the plan, (3) permit a member of the Organization and Compensation Committee to participate, (4) other than in connection with certain corporate transactions, decrease the grant price of any outstanding option or stock appreciation right other than in connection with a change in control, stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or similar transaction or other change in corporate structure affecting the stock, or (5) grant substitute awards to replace outstanding options with a higher grant price than the substitute awards.

Other Information

Since it is within the discretion of the Organization and Compensation Committee to determine which employees will receive grants under the Incentive Plan and the type and amount thereof, these matters cannot be specified at present. While nearly all of the approximately 10,000 salaried employees of Visteon and its subsidiaries are eligible under the literal terms of the Incentive Plan to receive grants under the plan, it is presently contemplated (and has been the Organization and Compensation Committee’s practice in the past) that grants of stock options and stock appreciation rights, restricted stock, restricted stock units and performance stock units, would be made primarily to senior and middle managers, including the Named Executives, which currently includes approximately 60 employees. For stock option, performance stock unit, and restricted stock unit grants as well as other benefits awarded to our Named Executives in 2014 under our Incentive Plan see “Executive Compensation” beginning on page 17.

On April 15, 2015, the New York Stock Exchange reported a closing price of $102.53 for our common stock.

The Board of Directors recommends that you vote FOR the approval of the amendments to the Visteon Corporation 2010 Incentive Plan.

INTRODUCTION TO ITEMS 5 AND 6

In Item 5 below, the Company seeks your advisory vote on a corporate governance proposal that the Board has evaluated and recommends to its stockholders. In Item 5 (the “Management Proxy Access Proposal”), the Company asks that you vote, on an advisory and non-binding basis, to approve providing for a “proxy access” process under which director candidates (representing up to 25% of the number of directors on the Company’s Board) who are nominated by stockholders that have owned at least 5% of the Company’s outstanding shares of common stock for at least three years and that satisfy other requirements would be included in the Company’s proxy materials and voted on through the Company’s proxy card. The Company’s Certificate of Incorporation and Bylaws do not presently provide stockholders any ability to utilize “proxy access.”

The Management Proxy Access Proposal is a result of the Board’s ongoing review of the Company’s corporate governance principles and consideration of stockholder proposals that may be presented for consideration at the meeting, as described below. We have been notified that stockholder proponents intend to present at the Annual Meeting Item 6, an advisory and non-binding stockholder proposal that relates to proxy access (the “Stockholder Proxy Access Proposal”). Although the Stockholder Proxy Access Proposal relates to the same subject matter as the Management Proxy Access Proposal, the terms of the proposals differ. Accordingly, you should carefully read the description of each proposal, and the Company’s statement in opposition to the Stockholder Proxy Access Proposal, in order to understand these differences.

The Board recommends that stockholders vote FOR the Management Proxy Access Proposal (Item 5) and AGAINST the Stockholder Proxy Access Proposal (Item 6).

ITEM 5. APPROVAL OF THE COMPANY’S NON-BINDING PROPOSAL

RELATING TO PROXY ACCESS

Overview

The Company asks that you vote, on an advisory and non-binding basis, to approve providing for “proxy access” under which director candidates (representing, if elected, up to 25% of the number of directors on the Company’s Board) who are nominated by stockholders that have owned more than 5% of the Company’s outstanding shares of common stock for at least three years and that satisfy other requirements would be included in the Company’s proxy materials and voted on through the Company’s proxy card. The Company’s Certificate of Incorporation and Bylaws do not presently provide stockholders any ability to utilize “proxy access.”

The Stockholder Proxy Access Proposal set forth in Item 6 requests that stockholders endorse providing proxy access on terms under which stockholders who have owned 3% of the Company’s outstanding shares of common stock for at least three years and who satisfy other requirements could include in the Company’s proxy materials director nominees who, if elected, could represent up to 25% of the Company’s Board. The stockholders who have proposed the Stockholder Proxy Access Proposal have publicly stated that they submitted the proposal to at least 75 companies. The Board believes that the issue of proxy access, and the terms upon which it is provided, are evolving and will develop over the coming year as companies and stockholders engage in substantive discussions on whether proxy access is appropriate, how it should be implemented and what procedural and informational safeguards should be implemented to prevent abuse of the proxy access mechanism.

Moreover, the Company has been proactive in adopting corporate governance measures that improve the accountability of the Company’s directors and enhance the role of the Company’s stockholders in the corporate governance process. For example:

•	The Company’s Bylaws permit stockholders to call stockholder meetings and provide for majority voting by stockholders in uncontested elections of directors;

•	All of the Company’s directors are elected annually and the Company has an independent director who serves as non-executive chairman of the Board pursuant to a charter adopted by the Board; and

•	The Board has adopted a policy to seek stockholder approval or ratification of stockholder rights plans (so-called “poison pills”), except in certain special circumstances.

Accordingly, the Board believes that proxy access should be viewed in the context of the Company’s entire corporate governance profile and not just as a single-issue matter and does not consider the “one-size fits all” standard that is reflected the Stockholder Proxy Access Proposal to be appropriate for the Company.

In light of the Stockholder Proxy Access Proposal set forth in Item 6 and the considerations addressed in this Item 5, the Board determined that stockholders should be provided the opportunity to consider alternative provisions under which proxy access maybe implemented. Both the Management Proxy Access Proposal and the Stockholder Proxy Access Proposal are not binding, meaning that approval of either or both will not automatically result in an amendment of the Bylaws. Although the Board could have submitted a binding proposal for stockholder approval an amendment to the Bylaws to provide for proxy access, the Board determined that any decision to implement proxy access through amendments to the Bylaws should be addressed after stockholders have had an opportunity to evaluate and vote on the alternative and conflicting terms of the Management Proxy Access Proposal and the Stockholder Proxy Access Proposal. Under the Bylaws, any amendment affecting the director nomination provisions, such as proxy access, would require stockholder approval.

The Board believes that the terms of the Management Proxy Access Proposal, as discussed below, appropriately respond to the foregoing considerations, are consistent with the Company’s track record of enhancing the role of the Company’s stockholders in the corporate governance process, allow for proper transparency in the proxy access process, and are aligned with the publicly-stated preferences of some of the Company’s institutional investors.

Voting Standard and Effect of the Management Proxy Access Proposal

Approval of the Management Proxy Access Proposal (this Item 5) is not conditioned on approval or disapproval of the Stockholder Proxy Access Proposal (Item 6).

The Management Proxy Access Proposal is non-binding. If the Management Proxy Access Proposal is approved, the Board expects to include a proposal to amend the Company’s Bylaws to provide for a proxy access right reflecting the general terms set forth above in the proxy materials to be distributed by the Company in connection with its 2016 Annual Meeting of Stockholders. If stockholders do not approve the Management Proxy Access Proposal, the Board could determine not to adopt any form of proxy access right. However, the Board also may determine to provide for a proxy access right either on the terms set forth in this Item 5 or on other terms if stockholders do not approve the Management Proxy Access Proposal, based on further engagement with the Company’s stockholders and taking into consideration of the voting results on the Stockholder Proxy Access Proposal.

THE MANAGEMENT PROXY ACCESS PROPOSAL

The Management Proxy Access Proposal represents the Board’s view of proxy access that it believes is most beneficial to all stockholders. The Board believes that only stockholders with a significant ownership interest in and a sustained commitment to the Company should have the opportunity to include director candidates on the Company’s proxy statement. Likewise, the Board believes that only stockholders with both full and continuing economic interest and full voting rights in the Company’s common stock should be entitled to proxy access. The Board also believes that the number of director candidates who may be nominated under a proxy access process should be limited. The Board believes that a permissive proxy access policy that is available to a small minority of stockholders without a long-term interest in the Company for a disproportionate percentage of director candidates could be highly disruptive to the operation of the Board and allow holders of a small amount of the Company’s common stock to exert undue influence on the governance of the Company, which could be potentially damaging to the effectiveness of the Board and, by extension, to the Company’s corporate governance processes.

Accordingly, the Board is requesting that stockholders indicate their support for the Company providing a proxy access right for stockholders with the following elements:

•

Proxy access would be provided to any stockholder or a group of stockholders (up to a specified limit) owning more than 5% of the Company’s outstanding common stock continuously for at least three years.

•

Stock ownership would be determined under a standard that provides assurance that stockholders seeking to exercise the proxy access provisions possesses both (i) full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. Borrowed or hedged shares would not count as owned shares; however, a stockholder will “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares.

•

A reasonable number of stockholders would be able to aggregate their stock ownership for purposes of qualifying under any proxy access process so as to ensure that proxy access is used by stockholders with a significant financial stake in the Company. The Board intends to monitor peer company practices and solicit stockholder input when determining the appropriate number of stockholders whose ownership may be aggregated for purposes of utilizing proxy access.

•

Nominating stockholders would be able to provide a written statement for inclusion in the Company’s proxy materials, not to exceed 500 words, in support of the stockholder nominee’s candidacy; provided, however, that the Company may decline to include any information in such statement it believes, in good faith, would violate any applicable law or regulation.

•

Nominating stockholders would be required to satisfy certain informational and procedural requirements, including that (i) such stockholders will not have a purpose or intent to change or influence control of the Company, (ii) their nominees will not have entered into any agreements as to how they will vote on different matters, and (iii) proxy access will not be available if the Company has received notice that the nominating stockholders intend to nominate and file their own proxy materials in support of other director nominees.

•

Stockholder nominees would be required to meet the same qualifications as the Company’s nominees, including independence requirements under the listing standards of the New York Stock Exchange (the “NYSE”), any applicable rules of the Securities and Exchange Commission (the “SEC”) and any publicly disclosed standards used by the Board in determining independence.

The Board believes that a 5% threshold empowers stockholders with a significant ownership interest in the Company to include its director nominees in the Company’s proxy materials but protects against activist stockholders and special interest groups, which might have a short-term or narrow agenda, from disrupting the Board’s composition and corporate strategy by acting in a manner that is inconsistent with the overall interests of the Company’s stockholders. Moreover, at least one large institutional investor that owns shares of the Company’s common stock has publicly stated its view that, although it will review proxy access proposals on a case-by-case basis, it expects generally to support proxy access proposals that, among other terms, provide proxy access rights for a stockholder or a group of stockholders representing 5% of a company’s outstanding shares. Based on a review of the most recent Schedule 13G filings, the Board believes that the Management Proxy Access Proposal, if implemented, could be used readily as there are several stockholders who beneficially own more than 5% of the Company’s common stock. In addition, the 5% ownership threshold would be consistent with certain SEC disclosure requirements, which would provide all investors with a measure of transparency in the proxy access process. The Board also believes that the imposition of a limit on the number of stockholders that can form a group for purpose of proxy access is necessary to prevent a group of stockholders with individually minimal ownership interest in the Company’s common stock from exerting undue influence on the governance of the Company.

Finally, given that an appointment of a non-independent or unqualified director to the Board may cause harm to the Company, the Board believes it is crucial to require that all stockholder nominees meet the same qualifications as the Company’s nominees.

For these reasons, the Board believes that the Management Proxy Access Proposal represents a better approach to proxy access as compared to the Stockholder Proxy Access Proposal as it strikes an appropriate balance between enhancing stockholder rights and adequately protecting the best interests of the Company and its stockholders.

For these Reasons, the Board of Directors Recommends that You Vote FOR this Proposal.

ITEM 6. CONSIDERATION OF A NON-BINDING STOCKHOLDER PROPOSAL

RELATING TO PROXY ACCESS

The Company has been notified that Michael Garland, on behalf of the Comptroller of the City of New York, One Centre Street, Room 629, New York, NY 10007, as the custodian and trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System and the New York City Police Pension Fund, intends to present the following proposal for consideration at the Annual Meeting and has submitted the following statement in support of the proposal. The Company has also been notified by William R. Atwood, on behalf of the Illinois State Board of Investment, 180 North LaSalle Street, Suite 2015, Chicago, IL 60601, as a commingled fund that invests on behalf of the State Employees’ Retirement System of Illinois, the Judges Retirement System of Illinois, and the General Assembly Retirement System, also intends to present an identical proposal for consideration at the Annual Meeting and has submitted an identical supporting statement.

In Item 5, described above, the Board of Directors is recommending that the Company’s stockholders approve a non-binding proposal to provide proxy access for stockholder nominated director candidates. Although the Management Proxy Access Proposal and the Stockholder Proxy Access Proposal concern the same subject matter, the terms of each proposal differ. You should carefully read the descriptions of each proposal, and the Company’s statement in opposition to the Stockholder Proxy Access Proposal, in considering the Management Proxy Access Proposal and the Stockholder Proxy Access Proposal.

The Board of Directors unanimously recommends that you vote FOR the Management Proxy Access Proposal and AGAINST the Stockholder Proxy Access Proposal.

In accordance with SEC rules, the following text of the Stockholder Proxy Access Proposal and the supporting statement are presented exactly as they were submitted to the Company.

2015 NEW YORK CITY PENSION FUND PROXY ACCESS PROPOSAL

RESOLVED: Shareholders of Visteon Corporation (the “Company”) ask the board of directors (the “Board”) to adopt, and present for shareholder approval, a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

a)	have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;

b)	give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c)	certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (c) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe proxy access is a fundamental shareholder right that will make directors more accountable and contribute to increased shareholder value. The CFA Institute’s 2014 assessment of pertinent academic studies and the use of proxy access in other markets similarly concluded that proxy access:

•	Would “benefit both the markets and corporate boardrooms, with little cost or disruption.”

•	Has the potential to raise overall US market capitalization by up to $140.3 billion if adopted market-wide. (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed bylaw terms enjoy strong investor support — votes for similar shareholder proposals averaged 55% from 2012 through September 2014 — and similar bylaws have been adopted by companies of various sizes across industries, including Chesapeake Energy, Hewlett-Packard, Western Union and Verizon.

We urge shareholders to vote FOR this proposal.

The Board of Directors Recommends that You Vote AGAINST this Proposal for the Reasons Set Forth Below:

The Board recommends that stockholders vote AGAINST the Stockholder Proxy Access Proposal (Item 6) in light of the Management Proxy Access Proposal (Item 5). The Board recognizes that proxy access is viewed by some stockholders as an important corporate governance practice but believes that only stockholders with a significant ownership interest in and a sustained commitment to the Company should have the opportunity to include director candidates in the Company’s proxy statement. The Board also believes that establishing proxy access provisions without sufficient ownership and procedural safeguards could be highly disruptive to the operation of the Board and allow holders of a small amount of the Company’s common stock to exert undue influence on the governance of the Company, which could be potentially damaging to the effectiveness of the Board and, by extension, to the Company’s corporate governance processes. The Stockholder Proxy Access Proposal would enable a holder or a group of holders of as little as 3% of the Company’s outstanding shares of common stock to bypass the Company’s corporate governance process and directly nominate candidates who may fail to meet the applicable SEC and NYSE independence requirements and/or other qualifications established by the Board, fail to contribute to an optimal mix of perspectives, backgrounds and experience, or fail to represent the interests of stockholders as a whole.

In contrast, the Management Proxy Access Proposal reflects the Board’s view that requiring ownership of more than 5% of the Company’s outstanding common stock is a more appropriate standard to apply for determining when proxy access would be available. The Board believes that this threshold empowers stockholders with a significant ownership interest in the Company to include its director nominees in the Company’s proxy materials but protects against activist stockholders and special interest groups, which might have a short-term or narrow agenda, from disrupting the Board’s composition and corporate strategy by acting in a manner that is inconsistent with the overall interests of the Company’s stockholders. Moreover, at least one large institutional investor that owns shares of the Company’s common stock has publicly stated its view that proxy access provisions should be appropriately limited to avoid abuse by investors without a meaningful long-term interest in the company and that, although it will review proposals regarding proxy access on a case-by-case basis, it expects generally to support proxy access proposals that, among other terms, provide the right to a stockholder or group of stockholders representing 5% of a company’s outstanding shares. Based on a review of the most recent Schedule 13G filings, the Board believes that the Management Proxy Access Proposal, if implemented, could be used readily as there are several stockholders who beneficially own more than 5% of the Company’s common stock. In addition, the 5% ownership threshold would be consistent with certain SEC disclosure requirements, which would provide all investors with a measure of transparency in the proxy access process. The Board also believes that the Management Proxy Access Proposal, by imposing a limit on the number of stockholders that can form a group for purpose of proxy access, better protects the interests of the Company and its stockholders by preventing a group of stockholders with individually minimal ownership interest in the Company’s common stock from exerting undue influence on the governance of the Company.

Finally, given that an appointment of a non-independent or unqualified director to the Board may cause harm to the Company, the Board believes it is crucial to limit proxy access to stockholder nominees meeting the same qualifications as the Company’s nominees.

In light of these considerations, the Board believes that the Management Proxy Access Proposal represents a better approach to proxy access as compared to the Stockholder Proxy Access Proposal as it strikes an appropriate balance between enhancing stockholder rights and adequately protecting the best interests of the Company and its stockholders.

For these Reasons, the Board of Directors Recommends that You Vote AGAINST this Proposal.

OTHER MATTERS

Neither the Company nor its directors intend to bring before the Annual Meeting any matter other than the election of the ten directors, the ratification of the Company’s independent public accounting firm, approval of the Company’s executive compensation, approval of amendments to the Company’s 2010 Incentive Plan, approval of the non-binding Company proposal relating to proxy access and consideration of a shareholder proposal. Also, they have no present knowledge that any other matter will be presented by others for action at the meeting.

2016 STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals that are intended to be included in the Company’s proxy materials for the 2016 Annual Meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by the Corporate Secretary of the Company no later than January 1, 2016.

A stockholder that intends to present business at the 2016 Annual Meeting other than pursuant to Rule 14a-8, which may not be included in the Company’s proxy materials, must comply with the requirements set forth in the Company’s Bylaws. Among other things, a stockholder must give written notice of its intent to bring business before the 2016 Annual Meeting to the Company no later than March 14, 2016 and no earlier than February 12, 2016. However, if the date for the 2016 Annual Meeting is more than 30 calendar days prior to, or after, June 11, 2016 then such written notice must be received no later than the 90th day prior to the date of such meeting, or, if later, the tenth day following the day on which we announce the annual meeting date to the public. This written notice must contain specified information as set forth in the Company’s Bylaws.

You may recommend any person to be a director by writing to the Corporate Secretary of the Company. The period for submitting written notice nominating a director for the 2016 Annual Meeting is not earlier than the 120th day prior to the date of the 2016 Annual Meeting and not later than the 90th day prior to the date of the 2016 Annual Meeting, or, if later, the tenth day following the day on which we announce the annual meeting date to the public. This notice must include, among other things, the name, age, address, occupations and stockholdings of the proposed nominee.

To the extent permitted, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

MISCELLANEOUS

Copies of our code of business conduct and ethics entitled, “Ethics and Integrity Policy”, as well as the Corporate Governance Guidelines and charters of all standing Board committees, are available on our website at www.visteon.com, by contacting our Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (734) 710-5793; or via email at bkrakowi@visteon.com.

Visteon’s Annual Report on Form 10-K for the year ended December 31, 2014 (and consolidated financial statements) is being made available to you with this Proxy Statement. Stockholders may obtain, at no charge, an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2014, including exhibits thereto, by contacting our Investor Relations department in writing at One Village Center Drive, Van Buren Township, MI 48111; by phone (734) 710-5793; or via email at bkrakowi@visteon.com. Our periodic and current reports, including our Annual Report on Form 10-K, and any amendments thereto, are also available through our internet website at www.visteon.com/investors.

The SEC has adopted rules that allow us to send in a single envelope our Notice of Internet Availability of Proxy Materials or a single copy of our proxy solicitation and other required Annual Meeting materials to two or more stockholders sharing the same address. We may do this only if the stockholders at that address share the same last name or if we reasonably believe that the stockholders are members of the same family. If we are sending a Notice, the envelope must contain a separate Notice for each stockholder at the shared address. Each Notice must also contain a unique control number that each stockholder will use to gain access to our proxy materials and vote online. If we are mailing a paper copy of our proxy materials, the rules require us to send each stockholder at the shared address a separate proxy card.

We believe this rule is beneficial to both our stockholders and to us. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, stockholders at a shared address may revoke their consent to the householding program and receive their Notice in a separate envelope, or, if they have elected to receive a full copy of our proxy materials in the mail, receive a separate copy of these materials. If you have elected to receive paper copies of our proxy materials and want to receive a separate copy of these materials, please call Broadridge at (800) 579-1639. If you consented to the householding program and wish to revoke your consent for future years, simply call, toll free, (800) 579-1639, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you probably have multiple accounts with us and/or brokers, banks or other nominees. You should vote all of the shares represented by these Notices/proxy cards. Certain brokers, banks and nominees have procedures in place to discontinue duplicate mailings upon a stockholder’s request. You should contact your broker, bank or nominee for more information. Additionally, our transfer agent, Computershare Shareowner Services, can assist you if you want to consolidate multiple registered accounts existing in your name. To contact our transfer agent, write to Visteon Corporation, c/o Computershare, P.O. Box 43006, Providence, RI 02940-3006, or call (877) 881-5962.

APPENDIX A

Visteon Director Independence Guidelines

A director will be deemed “independent,” and to have no direct or indirect material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), if he/she meets all of the following criteria:

1. Has not been an employee of Visteon or its subsidiaries within the last three years.

2. Is not currently a partner or employee of Visteon’s internal or external auditor or a former partner or employee of Visteon’s internal or external auditor or was within the last three years (but is no longer) a partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within that time.

3. Has not been employed by a company in which, concurrently with such employment, an executive officer of Visteon served on the compensation committee of such company within the last three years.

4. Has not received more than $100,000 per year in direct compensation from Visteon or its subsidiaries within the last three years, other than director or committee fees and pensions or other forms of deferred compensation for prior service (and not contingent on continued service).

5. Is not currently an executive officer or employee of a company that, within the past three years, has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year.

6. Has no immediate family member (1) who (i) has been employed by Visteon as an officer, (ii) is a current partner of Visteon’s internal or external auditor or a current employee of Visteon’s internal or external auditor who participates in the audit, assurance or tax compliance (but not tax planning) practice, (iii) is a former partner or employee of Visteon’s internal or external auditor who personally worked on Visteon’s audit within the last three years, (iv) has been employed as a an officer of another company where a Visteon executive officer served on the compensation committee of that company within the last three years, (v) received more than $100,000 per year in direct compensation from Visteon or its subsidiaries other than pensions or other forms of deferred compensation for prior service (and not contingent on continued service), or (vi) is currently an officer of a company that has made payments to, or received payments from, Visteon or its subsidiaries for property or services in an amount which, during any twelve month period, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues for such year, in each case, within the last three years.

7. Is not currently an executive officer of a tax-exempt organization that has received, within the preceding three years, contributions from Visteon or its subsidiaries in any single fiscal year in excess of the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues for such year.

8. Does not have any other relationships with the Company or with members of senior management that the Board determines to be material.

March 9, 2005

(1)	A director’s immediate family shall include his or her spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law and anyone (other than domestic employees) who shares such director’s home.

A-1

APPENDIX B

VISTEON CORPORATION

2010 INCENTIVE PLAN

(as proposed to be amended)

Section 1.	PURPOSE AND DEFINITIONS

(a) Purpose. This Plan, known as the “Visteon Corporation 2010 Incentive Plan”, was adopted in connection with the Fifth Amended Joint Plan of Reorganization filed on August 27, 2010 with the United States Bankruptcy Court for the District of Delaware (such plan of reorganization, together with all exhibits, schedules, annexes, amendments and supplements thereto, the “Plan of Reorganization”), and is intended to provide an incentive to certain employees and to certain directors or other non-employees who provide services to Visteon Corporation and its subsidiaries, in order to encourage them to remain in the employ or service of the Company and its subsidiaries and to increase their interest in the Company’s success. It is intended that this purpose be effected through awards or grants of stock options and various other rights with respect to shares of the Company’s common stock, and through performance cash awards, as provided herein, to such eligible persons.

(b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(2) The term “Beneficial Owner” shall mean beneficial owner as set forth in Rule 13d-3 under the Exchange Act.

(3) The term “Board” shall mean the Board of Directors of Visteon Corporation.

(4) The term “Change in Control” shall mean the occurrence of any one of the following:

(A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (C) below;

(B) within any twelve month period, the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, at the beginning of the twelve month period, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the twelve month period or whose appointment, election or nomination for election was previously so approved or recommended (for these purposes, (x) a threatened election contest will be deemed to have occurred only if any person or entity publicly announces a bona fide intention to engage in an election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, and (y) a withhold vote campaign with respect to any director will not by itself constitute an actual or threatened election contest);

(C) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 40% or more of the combined voting power of the Company’s then outstanding securities;

(D) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of more than 50% of the Company’s assets, other than a sale or disposition by the Company of more than 50% of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

(E) any other event that the Board, in its sole discretion, determines to be a Change in Control for purposes of this Plan.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of (i) any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, or (ii) any of the transactions or other actions expressly contemplated by the Plan of Reorganization.

If a Plan Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Plan Award would be accelerated or otherwise triggered upon a “change in control”, then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

(5) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(6) The term “Committee” shall mean the committee appointed pursuant to Section 2 to administer the Plan.

(7) The term “Company” shall mean Visteon Corporation.

(8) The term “Covered Executive” shall mean an employee of the Company or any Subsidiary who, at the end of the Company’s tax year, is the principal executive officer of the Company (or the employee who acts in such capacity), or is among the three highest compensated officers of the Company or any Subsidiary (other than the Company’s principal executive officer or principal financial officer) whose compensation is required to be reported in the Summary Compensation Table of the Company’s Proxy Statement, or is employed in such other classification as the Internal Revenue Service determines to be a “covered executive” for purposes of Code Section 162(m).

(9) The term “Employee” shall mean an employee of the Company or any Subsidiary. The term “Employee” shall also be deemed to include any person who is (i) a director of the Company or any Subsidiary, (ii) an employee of any joint venture corporation or partnership, or comparable entity, in which the Company or Subsidiary has a substantial equity interest; and (iii) a non-employee who provides services to the Company or a Subsidiary. Notwithstanding the foregoing, with respect to the granting of an Option or Stock Appreciation Right to an employee of or a non-employee service provider to a joint venture corporation, partnership or comparable entity in which the Company or a Subsidiary has an ownership interest, such person shall be considered to be an Employee only if such corporation, partnership or entity itself constitutes a Subsidiary.

(10) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(11) The term “Fair Market Value” shall mean (A) if the Stock is traded on a stock exchange, the average of the highest and lowest sale prices at which a share of Stock shall have been sold regular way on the principal securities exchange on which the Stock is traded on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date, (B) if the Stock is not traded on a stock exchange but is traded in the over-the-counter market, the average between the high bid and low asked prices on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date as reported in such over-the-counter market, or (C) such value as determined in accordance with such other valuation methodology as shall be determined by the Committee in its absolute discretion and that constitutes a reasonable valuation method for purposes of Code Section 409A. In the event that no sales prices or bid and asked prices for the Stock are available on the date of grant of any Option or Stock Appreciation Right or other relevant valuation date, but the Stock continues to be traded in the over-the-counter market, then the “Fair Market Value” shall be deemed to be such prices on the next preceding day on which such sales were available.

(12) The term “Final Award” shall mean the amount of compensation to be awarded finally to the Participant who holds a Performance Cash Right pursuant to Section 3, the number of shares of Stock to be awarded finally to the Participant who holds a Performance Stock Right pursuant to Section 5, the number of shares of Restricted Stock to be retained by the Participant who holds Restricted Stock pursuant to Section 6, or the number of shares of Stock or the amount of compensation to be awarded finally to a Participant who holds Restricted Stock Units pursuant to Section 6, in each case as determined by the Committee taking into account the extent to which the Performance Goals have been satisfied.

(13) The term “Market Price” shall mean the sale price at which a share of Stock shall have been sold regular way on the principal securities exchange on which the Stock is traded, or, if not traded on an exchange, on the over-the counter-market, at the time an Option or Stock Appreciation Right is exercised if exercised during market hours; otherwise it shall mean the next available price upon the market reopening.

(14) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 7 and such other terms and conditions as may be prescribed by the Committee. An Option may be either an “incentive stock option”, as such term is defined in the Code, or shall otherwise be designated as an option entitled to favorable treatment under the Code (“ISO”) or a “nonqualified stock option” (“NQO”). ISOs and NQOs are individually called an “Option” and collectively called “Options”.

(15) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 8.

(16) The term “Participant” shall mean an Employee who has been designated for participation in the Plan.

(17) The term “Performance Cash Right” shall mean the right to receive, pursuant to Section 3, a cash payment as described in the Participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

(18) The term “Performance Goals” shall mean, with respect to any Performance Cash Right, Performance Stock Right, performance-based Restricted Stock or performance-based Restricted Stock Unit granted to a Participant who is a Covered Executive and that is intended to constitute performance-based compensation for purposes of Code Section 162(m), a performance measure that is based upon one or more of the following objective business criteria established by the Committee with respect to the Company and/or any Subsidiary, division, business unit or component thereof: asset charge, asset turnover, capacity utilization, capital employed in the business, capital spending, cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), cost structure improvements, cost reductions, restructuring plans, complexity reductions, customer loyalty, customer value, diversity, debt (or the ratio of debt to equity or to another financial measure that appears on the Company’s financial statements), dividend payouts, earnings (before or after one or more of interest, taxes, depreciation, amortization or special items), earnings growth, earnings per share, economic value added (or similar measure of productivity that considers the cost of capital employed), employee wellness, environmental health and/or safety, expense targets or reductions, facilities and tooling spending, gross profit, hours per component, increase in customer base, inventory turnover, market price appreciation, market share, net cash balance, net earnings or net income (whether before or after tax, and including variations of net income, such as net income from continuing operations), net income margin, net operating cash flow, margins (including operating profit margin), order to delivery time, plant capacity, process time, production per employee, profits before tax, quality, customer satisfaction, new business wins or rewins, realized return (including return on assets, return on capital, return on equity, return on invested capital, return on net operating assets, return on revenue or sales, or return on another financial measure that appears in the Company’s financial statements or is derived from one or more amounts that appear in the Company’s financial statements) revenue, sales or revenue growth, safety, sales margin, sales volume, stock price, total stockholder return, variable margin, warranty performance, workers’ compensation costs and working capital (including accounts receivable, inventories, accounts payable or other components of working capital). With respect to each Performance Goal that is financial in nature, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, to the extent applicable; provided that unless otherwise determined by the Committee, which determination may be made at any time with respect to a Right that is not intended to constitute performance-based compensation for purposes of Code Section 162(m) and not later than 90 days after the beginning of the Performance Period with respect to a Right that is intended to constitute performance-based compensation for purposes of Code Section 162(m), the measurement of the Performance Goal shall exclude, to the extent applicable under the particular Performance Goal, the effects of (i) extraordinary, unusual and/or non-recurring items of income or expense, (ii) gains or losses on the disposition of a business or business unit, (iii) changes in tax or accounting laws or regulations, or (iv) a merger or acquisition. With respect to any Right granted to a Participant who is not a Covered Executive, or with respect to any Right granted to a Participant who is a Covered Executive but the Committee determines that the Right either is not eligible for or is not to be considered performance-based compensation for purposes of Code Section 162(m), the performance goals may be based on one or more of the business criteria described above or any other criteria based on individual, business unit, group or Company performance selected by the Committee. The Performance Goals may be expressed, without limitation, in terms of attaining a specified level of a particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or as a percentage) in the particular criterion or achievement in relation to the performance of other companies or to an index.

(19) The term “Performance Formula” shall mean a formula to be applied in relation to the Performance Goals in determining the amount of cash earned under a Performance Cash Right granted pursuant to Section 3, the number of shares of Stock earned under a Performance Stock Right granted pursuant to Section 5, performance-based Restricted Stock granted pursuant to Section 6, or the amount of cash or shares of Stock earned under performance-based Restricted Stock Units granted pursuant to Section 6, in each case expressed as a percentage of the Target Award.

(20) The term “Performance Period” shall mean the period of time for which performance with respect to one or more Performance Goals with respect to any Performance Cash Right, Performance Stock Right, Restricted Stock or Restricted Stock Unit award is to be measured.

(21) The term “Performance Stock Right” shall mean the right to receive, pursuant to Section 5 and without payment to the Company, up to the number of shares of Stock described in the Participant’s award agreement, taking into account the Target Award and the Performance Formula, upon the attainment of one or more specified Performance Goals, subject to the terms and provisions of the award agreement and the Plan.

(22) The term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company.

(23) The term “Plan” shall mean this Visteon Corporation 2010 Incentive Plan as the same may be amended and in effect from time to time.

(24) The term “Plan Awards” shall mean awards of cash or grants of Performance Stock Rights, Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights and various other rights with respect to shares of Stock.

(25) The term “Restricted Stock” means Stock issued to a Participant pursuant to Section 6 that is subject to forfeiture if one or more specified Performance Goals or minimum periods of service are not attained.

(26) The term “Restricted Stock Unit” means an award granted pursuant to Section 6 consisting of a unit credited to a hypothetical account, valued based on the Fair Market Value of Visteon Stock, and is subject to forfeiture if one or more specified Performance Goals or minimum periods of service are not attained.

(27) The term “Right” shall mean a Performance Cash Right, Performance Stock Right, a Restricted Stock award, or a Restricted Stock Unit, as required by the context.

(28) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 7, based on the amount by which the Market Price of a share of Stock on the relevant valuation date exceeds the grant price.

(29) The term “Subsidiary” shall mean (A) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (B) any limited liability company or entity a majority of the membership interest of which is owned, directly or indirectly, by the Company. In addition, solely for purposes of determining those individuals to whom an Option (other than an Option that is designated as an incentive stock option for purposes of the Code) or a Stock Appreciation Right may be granted, the term “Subsidiary” includes an entity that would be a Subsidiary if the preceding sentence were applied by substituting “at least twenty percent (20%)” in lieu of “a majority” if the Committee determines that there are legitimate business reasons for extending Options or Stock Appreciation Rights to individuals employed by such an entity.

(30) The term “Stock” shall mean shares of the Company’s common stock, par value $1.00 per share.

(31) The term “Target Award” shall mean the amount of compensation to be earned by a Participant under a Performance Cash Right or the number of shares of Stock, subject to adjustment pursuant to Section 13, to be earned by a Participant under a Performance Stock Right, if all of the Performance Goals with respect to such Right are achieved at the targeted level of performance.

Section 2.	ADMINISTRATION

(a) Committee. The Plan shall be administered by the Organization & Compensation Committee of the Board consisting of not less than two (2) members of the Board who meet the “outside” director requirements of Section 162(m) of the Code, the independence requirements of any stock exchange on which the Company’s Stock is listed, and the “non-employee director” requirements under Rule 16b-3(b)(3) of the Exchange Act, or by any other committee appointed by the Board, provided the members of such committee meet such requirements. The Committee shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Committee is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any qualified performance based award to cease to qualify for exemption under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

(b) Delegation of Authority. To the extent permitted by law, the Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to make awards under the Plan or to grant waivers pursuant to Section 10, to one or more other committees (including a committee consisting of two or more corporate officers) as it shall appoint, pursuant to such conditions or limitations as the Committee may establish; provided, however, that the Committee shall not delegate its authority to (1) act on non-ministerial matters affecting any Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act, or the liability provisions of Section 16(b) of the Exchange Act (any such Participant being called a “Section 16 Person”) or (2) amend or modify the Plan pursuant to the provisions of Section 16(b). To the extent of any such delegation, the term “Committee” when used herein shall mean and include any such delegate.

Section 3.	PERFORMANCE CASH RIGHTS

(a) Grant of Performance Cash Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant or authorize the granting of Performance Cash Rights to such officers of the Company and any Subsidiary and other Employees, whether or not members of the Board, as it may select and in such amount as it shall designate, subject to the provisions of this Section 3.

(b) Maximum Awards. The maximum amount granted to a Covered Executive as a Final Award with respect to all Performance Cash Rights granted during a calendar year shall be $10 million.

(c) Terms and Provisions of Performance Cash Rights. Prior to the grant of any Performance Cash Right, the Committee shall determine the terms and provisions of such Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the amount of compensation earned under such Right as a percentage of the Target Award; (3) the Performance Period, and (4) the effect of the Participant’s termination of employment, death or disability. With respect to any Performance Cash Right that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m), such actions shall be completed within 90 days of the commencement of the Performance Period. The Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant, subject to the terms and conditions of the Plan; provided that if the Committee acts more than 90 days following commencement of the Performance Period, to adjust or modify the terms and provisions of a Right granted to a Participant who is a Covered Executive, other than to decrease the amount of compensation that may be paid under such Right, any Final Award with respect to such Right shall not constitute qualified performance-based compensation for purposes of Code Section 162(m). Each Right shall be evidenced by an award agreement or notification in such form as the Committee may determine.

(d) Final Awards. As soon as practicable following the completion of the Performance Period relating to any Performance Cash Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Performance Goals have been achieved and the amount of compensation to be awarded as a Final Award to the Participant who holds such Right. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant; provided that in no event shall such positive discretion apply to any Final Award that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m). Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(e) Following the determination of each Final Award, unless the Participant is eligible and has elected to defer payment of all or a portion of the Final Award, the Final Award will be payable to the Participant in cash.

Section 4.	STOCK AVAILABLE FOR PLAN AWARDS

(a) Stock Subject to Plan. The Stock that may be issued under the Plan may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock that may be issued with respect to Plan Awards, subject to adjustment in accordance with the provisions of Section 13, shall be 4,750,556 shares. Notwithstanding the foregoing, (1) the aggregate number of shares that may be issued upon exercise of ISOs shall not exceed 4,750,556 shares, subject to adjustment in accordance with the provisions of Section 13; (2) the maximum number of shares subject to Options, with or without any related Stock Appreciation Rights, or Stock Appreciation Rights (not related to Options) that may be granted pursuant to Section 7 to any Covered Executive during any calendar year shall be 1,000,000, subject to adjustment in accordance with the provisions of Section 13; and (3) the maximum number of shares of Stock that may be issued pursuant to such Performance Stock Rights and performance-based Restricted Stock Awards when combined with the number of performance-based Restricted Stock Units granted pursuant to Section 6 (whether such Restricted Stock Units are settled in cash or in Stock), to any Covered Executive during any calendar year shall be 1,000,000 shares and/or units, subject to adjustment in accordance with the provisions of Section 13.

(b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards at any time while the Plan is in effect, and for the purpose of determining the maximum number of shares of Stock that remain available to be issued with respect to Performance Stock Rights, Restricted Stock Awards, Restricted Stock Units, and Other Stock-Based Awards under clause (3) of subsection (a) there shall be debited against the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 4, (1) the maximum number of shares of Stock subject to issuance upon exercise of Options or Stock Appreciation Rights granted under this Plan, (2) the maximum number of shares of Stock issued or issuable under Performance Stock Rights, Restricted Stock Awards and Restricted Stock Units granted under this Plan, and (3) the number of shares of Stock related to Other Stock-Based Awards granted under this Plan, as determined by the Committee in each case as of the dates on which such Plan Awards were granted, provided, however, that a Restricted Stock Unit or Other Stock-Based Award that is or may be settled only in cash shall not be counted against any of the share limits under this Section 4, except as required by Section 162(m) of the Code to preserve the status of an award as “performance-based compensation” as set forth under clause (4) of subsection (a) above.

(c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised, undistributed or unvested portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards. Any shares of Stock made available for Plan Awards pursuant to this subsection (c) shall be in addition to the shares available pursuant to subsection (a) of this Section 4. Notwithstanding the foregoing, in the event any Option or Stock Appreciation Right granted to a Covered Executive is canceled, the number of shares of Stock subject to such canceled Option or Stock Appreciation Right shall continue to count against the individual limit specified in subsection (a), in accordance with the requirements of Code Section 162(m).

(d) Rights Settled in Cash. The shares involved in any Plan Award that is settled in cash shall be reinstated to the pool of available shares, and any applicable limit against which such shares are counted, and shall be made available for further Plan Awards. Notwithstanding the foregoing, in the event any Plan Award is settled in cash, the number of shares of Stock subject to such Plan Award shall continue to count against the individual limit specified in subsection (a), in accordance with the requirements of Code Section 162(m).

(e) Certain Mergers and Acquisitions. Without affecting the number of shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance of awards under this Plan upon such terms and conditions as it may deem appropriate in exchange for the cancellation, exchange or assumption of awards held by individuals affected by such merger, consolidation, acquisition or reorganization.

Section 5.	PERFORMANCE STOCK RIGHTS

(a) Grant of Performance Stock Rights. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Performance Stock Rights to such officers of the Company and any Subsidiary, and other Employees, whether or not members of the Board, as it may select and for such numbers of shares as it shall designate, subject to the provisions of this Section 5 and Section 4.

(b) Terms and Provisions of Performance Stock Rights. Prior to the grant of any Performance Stock Right, the Committee shall determine the terms and provisions of each Right, including, without limitation (1) the Target Award; (2) one or more Performance Goals to be used to measure performance under such Right, and the Performance Formula to be applied against the Performance Goals in determining the number of shares of Stock earned under such Right as a percentage of the Target Award; (3) the Performance Period; (4) the period of time, if any, during which the disposition of shares of Stock issuable under such Right shall be restricted as provided in subsection (a) of Section 11, provided, however, that the Committee may establish restrictions applicable to any Right at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (5) the effect of the Participant’s termination of employment, death or disability. With respect to any Right that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m), such actions shall be completed within 90 days of the commencement of the Performance Period. The Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of a Right granted to a Participant subject to the terms and conditions of the Plan; provided that the Committee shall not, more than 90 days following commencement of the Performance Period, adjust or modify the terms and provisions of a Right, other than to decrease the amount of compensation that may be paid under such Right, that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m). Each Right shall be evidenced by an award agreement or notification in such form as the Committee may determine.

(c) Dividend Equivalents on Rights. If the Committee shall in its sole discretion determine, each Participant to whom a Right is granted shall be entitled to receive either (i) the same amount of cash that such Participant would have received as cash dividends if, on each record date during the Performance Period relating to such Right, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the Final Award (as adjusted pursuant to Section 13) payable after such Final Award is determined, or (ii) an additional number of Rights equal to the number that such Participant would have received if, on each record date during the Performance Period relating to such Right, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Target Award (as adjusted pursuant to Section 13) and had elected to reinvest any cash dividends paid on such Stock into Rights subject to the same terms and conditions as the original Rights (hereinafter called “dividend equivalents”). Notwithstanding anything to the contrary herein, if the Committee determines that dividend equivalents should be granted with respect to any “stock right” within the meaning of Code Section 409A, the terms and conditions of the dividend equivalent rights shall be set forth in writing, and to the extent that the dividend equivalents are considered deferred compensation subject to Code Section 409A, the writing shall include terms and conditions, including payment terms, that comply with the provisions of Code Section 409A.

(d) Final Awards.

(1) As soon as practicable following the completion of the Performance Period relating to any Performance Stock Right, but not later than 12 months following such completion, the Committee shall determine the extent to which the Participant achieved the Performance Goals and the number of shares of Stock to be awarded as a Final Award to the Participant who holds such Right. Each Final Award shall represent only full shares of Stock, and any fractional share that would otherwise result from such Final Award calculation shall be disregarded. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant; provided that in no event shall such positive discretion apply to any Final Award that is intended to constitute qualified performance-based compensation for purposes of Code Section 162(m). Any such determination shall take into account (A) the extent to which the Performance Goals provided in such Right was, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Right. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(2) Following the determination of each Final Award, the Company shall issue or cause to be issued certificates for the number of shares of Stock representing such Final Award, registered in the name of the Participant who received such Final Award. Such Participant shall thereupon become the holder of record of the number of shares of Stock evidenced by such certificates, entitled to dividends, voting rights and other rights of a holder thereof, subject to the terms and provisions of the Plan, including, without limitation, the provisions of this subsection (d) and Sections 10, 11 and 13. The Committee may require that such certificates bear such restrictive legend as the Committee may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Committee may specify. If the Committee has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Performance Stock Right pursuant to subsection (c) of this Section 5, then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to defer receipt of a Final Award and to instead receive stock units that represent hypothetical shares of Stock of the Company, or such other deemed investment made available by the Committee for this purpose. Any such election, if permitted by the

Committee, must be made at such time and in such form as prescribed by the Committee consistent with Code Section 409A, and is subject to such other terms and conditions as the Committee, in its sole discretion, may prescribe.

(3) Notwithstanding the provisions of this subsection (d) or any other provision of the Plan, the Committee may specify that a Participant’s Final Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (d) (such rights being called “Stock Equivalents”). Subject to the provisions of Section 13 and the other terms and provisions of the Plan, if the Committee shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (d) covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents representing any Final Award may, at the option of the Committee, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Committee may determine.

Section 6.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) Grant of Restricted Stock. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, Restricted Stock to such officers of the Company and any Subsidiary, and other Employees, whether or not members of the Board, as it may select. In lieu of, or in addition to, such Restricted Stock, the Committee may grant, or authorize the granting of, awards denominated in the form of Restricted Stock Units to such eligible Employees.

(b) Terms and Provisions of Restricted Stock and Restricted Stock Units. Subject to the provisions of the Plan, the Committee shall have the authority to determine the time or times at which Restricted Stock or Restricted Stock Units shall be granted and the number of shares of Restricted Stock or the number of Restricted Stock Units to be granted (subject to the provisions of Section 4). Prior to the grant of any Restricted Stock or Restricted Stock Units, the Committee shall determine such time-based or performance-based restrictions as the Committee shall deem appropriate, and all other terms and conditions of such Restricted Stock and Restricted Stock Units, including, without limitation (1) the number of shares of Restricted Stock or Restricted Stock Units to be issued; (2) in the case of time-based Restricted Stock or Restricted Stock Units, the minimum period of service required for the Participant to receive a Final Award; (3) in the case of performance-based Restricted Stock or performance-based Restricted Stock Units, one or more Performance Goals to be used to measure performance with respect to such Restricted Stock or Restricted Stock Units; (4) the Performance Period applicable to any such performance-based award; (5) whether Final Awards pursuant to such Restricted Stock Units shall be payable in Stock, cash or otherwise; (6) the period of time, if any, during which the disposition of the Restricted Stock or Final Award pursuant to a Restricted Stock Unit is restricted as provided in subsection (a) of Section 10, provided, however, that the Committee may establish restrictions applicable to Restricted Stock or Restricted Stock Units at the time of or at any time prior to the granting of the related Final Award rather than at the time of granting such Right; and (7) the effect of the Participant’s termination of employment, death or disability. The Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period which, if not met, would result in no Final Award being made to any Participant with respect to such Performance Goal for such Performance Period. During and after the Performance Period, but prior to the Committee’s final determination of the Participant’s Final Award as provided in subsection (d), the Committee may adjust the Performance Goals and otherwise modify the terms and provisions of the Restricted Stock or Restricted Stock Unit grant to a Participant,. subject to the terms and conditions of the Plan; provided that if the Committee acts more than 90 days following commencement of the Performance Period, to adjust or modify the terms and provisions of a Right granted to a Participant who is a Covered Executive, other than to decrease the amount of compensation that may be paid under such Right, any Final Award with respect to such Right shall not constitute qualified performance-based compensation for purposes of Code Section 162(m). Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an award agreement or notification in such form as the Committee may determine.

(c) Dividend and Dividend Equivalents.

(1) During any period that Restricted Stock has been issued to the Participant and remains outstanding, the Participant shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock and such distribution occurs when the restrictions applicable to such shares are still in effect, such shares shall be subject to the same restrictions as the Restricted Stock with respect to which they were paid.

(2) If the committee shall determine, each Participant to whom a Restricted Stock Unit is granted and remains outstanding shall be entitled to receive either (i) the same amount of cash that such Participant would have received as cash dividends if, on each record date during the minimum period of service or the Performance Period related to the Restricted Stock Unit, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the Final Award (as adjusted pursuant to Section 13) payable after such Final Award is determined, or (ii) an additional number of Restricted Stock Units equal to the number that such Participant would have received if, on each record date during the Performance Period relating to such Restricted Stock Unit, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Target Award (as adjusted pursuant to Section 13) and had elected to reinvest any cash dividends paid on such Stock into Restricted Stock Units subject to the same terms and conditions as the original Restricted Stock Units (hereinafter called “dividend equivalents”). Notwithstanding anything to the contrary herein, if the Committee determines that dividend equivalents should be granted with respect to any “stock right” within the meaning of Code Section 409A, the terms and conditions of the dividend equivalent rights shall be set forth in writing, and to the extent that the dividend equivalents are considered deferred compensation subject to Code Section 409A, the writing shall include terms and conditions, including payment terms, that comply with the provisions of Code Section 409A.

(d) Voting Rights. Subject to the restrictions established by the Committee pursuant to the Plan, Participants shall be entitled to vote Restricted Shares granted under this Section 6, unless and until such shares are forfeited pursuant to subsection (e) below. Participants shall have no voting rights with respect to Restricted Stock Units.

(e) Final Awards. As soon as practicable following the completion of the Performance Period relating to any Restricted Stock or Restricted Stock Unit, but not later than 12 months following such completion, the Committee shall determine (1) the extent to which the Participant achieved the minimum period of service, with respect to time-based awards, or the applicable Performance Goals, with respect to performance-based awards, (2) the number of shares of Restricted Stock to be retained as a Final Award by the Participant who holds such Restricted Stock, (3) the number of shares of Restricted Stock to be forfeited by such Participant, (4) the number of shares of Stock or amount of other compensation to be issued as a Final Award to the Participant who holds Restricted Stock Units, and (5) the number of Restricted Stock Units to be forfeited by such Participant. Each Final Award shall represent only full shares of Stock and any fractional share that would otherwise result from such Final Award calculation shall be forfeited. In making such determination, the Committee shall apply the applicable minimum period of service or Performance Goals that the Committee had established. The Committee may, in its sole discretion, increase the amount of any Final Award that otherwise would be awarded to any Participant who is not a Covered Executive by determining that the Participant should be allowed to retain some or all of the Restricted Stock that would otherwise be forfeited, or should receive Stock or other consideration for Restricted Stock Units that would otherwise be forfeited, notwithstanding the fact that the minimum period of service or Performance Goals were not satisfied in full. Any such determination shall take into account (A) the extent to which the Performance Goals that relate to such Restricted Stock or Restricted Stock Units were, in the Committee’s sole opinion, achieved, (B) the individual performance of such Participant during the related period of service or Performance Period and (C) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such Restricted Stock. The Committee shall notify such Participant of such Participant’s Final Award as soon as practicable following such determination.

(f) Election of Deferred Stock Units. The Committee, in its sole discretion, may permit a Participant to defer or otherwise exchange receipt of a Final Award relating to Restricted Stock or Restricted Stock Units and to instead receive stock units that represent hypothetical shares of Stock of the Company, or such other deemed investment made available by the Committee for this purpose. Any such election, if permitted by the Committee, must be made at such time and in such form as prescribed by the Committee consistent with Code Section 409A. If the Committee so permits and a Participant makes an appropriate election, the Participant’s right to receive a benefit with respect to such stock units is contingent upon attainment of the applicable minimum period of service or Performance Goals and such other terms and conditions as the Committee, in its sole discretion, may prescribe.

Section 7.	OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Grant of Options.

(1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to such officers of the Company and any Subsidiary and other Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 7 and Section 4. Each Option granted pursuant to the Plan shall be a NQO unless Option is both (A) granted to an Employee who is eligible to receive an ISO under the Code, and (B) designated by the Committee at the time of grant as an ISO.

(2) The date on which an Option shall be granted shall be the date of authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized. Any individual may hold more than one Option.

(b) Price. In the case of each Option granted under the Plan the option price shall be the Fair Market Value of Stock on the date of grant of such Option; provided, however, that the Committee may in its discretion fix an option price in excess of the Fair Market Value of Stock on such date.

(c) Grant of Stock Appreciation Rights.

(1) The Committee, at any time and from time to time while the Plan is in effect, may authorize the granting of Stock Appreciation Rights to such officers of the Company and any Subsidiary and other Employees, whether or not members of the Board, as it may select, and for such numbers of shares as it shall designate, subject to the provisions of this Section 7 and Section 4. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Committee. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant; provided, however, that the Committee may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Market Price of a share of Stock at the time the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Market Price of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Committee in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Market Price on the date of exercise of the total number of shares subject to the related Option or portion thereof.

(d) Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions as shall be determined pursuant to the provisions of the award agreement with respect to such Option and Stock Appreciation Right;

provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten years from the date of grant.

(2) The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Market Price of the Stock on the date of exercise.

(e) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement or notification in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

(f) Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made, either in full or, if the Committee shall so determine and at the election of the Participant, in installments, in such manner as is provided in the applicable award agreement or otherwise determined in accordance with Committee rules.

(2) Unless the Committee has determined otherwise, taking into account applicable law and/or accounting expense implications, the consideration to be paid for shares of Stock purchased upon exercise of an Option granted hereunder shall be determined by the Committee, which, in addition to any other types of consideration the Committee may so determine, may include the acceptance of the following: (i) cash, (ii) the delivery or surrender of shares of Stock (including the withholding of Stock otherwise deliverable upon exercise of the Option), (iii) a “cashless” sale and remittance procedure executed through a broker-dealer, or (iv) any combination of the foregoing methods of payment. Any such shares of Stock so delivered or surrendered shall be valued at their Market Price on the date of such exercise. The Committee shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Section 8.	STOCK AND OTHER STOCK-BASED AWARDS

(a) Grants of Other Stock-Based Awards. The Committee, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such officers of the Company and its Subsidiaries and other Employees, whether or not members of the Board, as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to, or otherwise based on, Stock, may include, but are not limited to, awards of restricted Stock (in addition to or in lieu of Restricted Stock under Section 6) or Plan Awards denominated in the form of “stock units” (in addition to or in lieu of Restricted Stock Units under Section 6), grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 7. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 4) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

(c) Consideration for Other Stock-Based Awards. In the discretion of the Committee, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

Section 9.	CASH AWARDS TO EMPLOYEES OF FOREIGN SUBSIDIARIES OR BRANCHES OR JOINT VENTURES

In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Committee may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Committee may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 9 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 10.	PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

(a) Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, unless otherwise set forth in the terms of a Plan Award granted to a Participant, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock or cash covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock, cash or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary.

(b) Nonfulfillment of Competitive Activity Conditions: Waivers Under the Plan. In the event of a Participant’s nonfulfillment of any condition set forth in subsection (a) of this Section 10, such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

(1) with respect to any such Participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary by reason of the nonfulfillment of such condition; and

(2) with respect to any other such Participant, such waiver may be granted by the Committee (or any delegate thereof) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

(c) Effect of Detrimental Conduct. Anything contained in the Plan to the contrary notwithstanding, unless otherwise set forth in the terms of a Plan Award granted to a Participant, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner detrimental to the best interests of the Company or any Subsidiary.

(d) Taxes and Tax Withholding. Prior to any distribution of cash, Stock or Other Stock-Based Awards (including payments under Section 5(c)) to any Participant, arrangements deemed appropriate by the Committee shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law. The Committee may defer making payment or delivery under any Plan Award until tax withholding and payment matters have been resolved to the Committee’s satisfaction. Notwithstanding anything to the contrary, neither the Company nor the Committee nor any other person guarantees to any Participant or any other person with an interest in a Plan Award that (i) any Plan Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Plan Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (3) any Plan Award shall receive specific tax treatment under the Code or other applicable tax law. Neither the Company nor the Committee nor any other person shall have any duty to indemnify, defend or hold harmless any person with respect to the tax consequences of any Plan Award.

(e) Substitution. The Committee, in its sole discretion, may substitute a Plan Award (except ISOs) for another Plan Award or Plan Awards of the same or different type; provided, however, that the Committee shall not, without shareholder approval, substitute Options or any other Plan Award for outstanding Options with a higher price than the substitute Option or other Plan Award.

(f) Section 409A Separation from Service. For purposes of any Plan Award that is subject to Code Section 409A and with respect to which the terms and conditions of the Plan Award, as determined by the Committee (or if applicable, elected by the Participant) at the time of grant provide for distribution or settlement of the Plan Award upon the Participant’s termination of employment, the Participant will be deemed to have terminated employment on the date on which the Participant incurs a “separation from service” within the meaning of Code Section 409A, and to the extent required in order to comply with Code Section 409A, no distribution or settlement of the Plan Award shall be made until the date that is six months and one day following the date of the Participant’s “separation from service”.

Section 11.	NON-TRANSFERABILITY OF PLAN AWARDS; RESTRICTIONS ON DISPOSITION AND EXERCISE OF PLAN AWARDS

(a) Restrictions on Transfer of Rights or Final Awards. No Performance Cash Right, Performance Stock Right, Restricted Stock Unit or, until the expiration of any restriction period imposed by the Committee, no shares of Stock acquired under the Plan, shall be transferred, pledged, assigned or otherwise disposed of by a Participant, except as permitted by the Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution; provided, however, that the Committee may permit, on such terms as it may deem appropriate, use of Stock included in any Final Award as partial or full payment upon exercise of an Option under the Plan or a stock option under any other stock option plan of the Company prior to the expiration of any restriction period relating to such Final Award.

(b) Restrictions on Transfer of Options or Stock Appreciation Rights. Unless the Committee determines otherwise, no Option or Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Option or Stock Appreciation Right shall be exercisable only by such Participant or such Participant’s guardian or legal representative; provided, however, that no Option or Stock Appreciation Right shall be transferred for consideration.

(c) Restrictions on Transfer of Certain Other Stock-Based Awards. Unless the Committee determines otherwise, no Other Stock-Based Award shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such Other Stock-Based Award shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

(d) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 12.	DESIGNATION OF BENEFICIARIES

Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. If a Participant designates his spouse as a Beneficiary, such designation automatically shall become null and void on the date of the Participant’s divorce or legal separation from such spouse. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to receive any Right, Final Award, Restricted Stock, Restricted Stock Unit, Option, Stock Appreciation Right, or Other Stock-Based Award, or if applicable law requires the Company to do so, the Committee may recognize only the legal representative of such Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 12 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

Section 13.	MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.

(a) Adjustments. In the event of any merger, share exchange, consolidation, reorganization, recapitalization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares or units, and in the numbers of shares or units covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.

(b) Committee Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 14.	ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS

(a) Acceleration and Modification. The Committee, in the event of the death of a Participant or in any other circumstance, may cancel an outstanding Plan Award without payment, or may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Committee may determine in its sole discretion; provided that except in connection with a Change in Control, stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or similar transaction or other change in corporate structure affecting the Stock, and/or for adjustments made pursuant to Section 13, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval. Notwithstanding the foregoing, unless determined otherwise by the Committee, any such action shall be taken in a manner that will enable a Plan Award that is intended to be exempt from Code Section 409A to continue to be so exempt, or to enable a Plan Award that is intended to comply with Code Section 409A to continue to so comply.

(b) Change in Control. Notwithstanding any other provision of the Plan, unless the Committee determines otherwise at the time of grant, upon the occurrence of a Change in Control, any outstanding Plan Awards that have not previously vested will become fully vested immediately before the Change in Control if (1) such Plan Awards are not assumed, converted or replaced by the acquirer or other continuing entity, or (2) the Participant’s employment is terminated by the Company without Cause (as determined by the Committee or Board in its sole discretion) other than by reason of death or disability within 24 months following the Change in Control and such Plan Awards have been assumed, converted or replaced by the acquirer or other continuing entity. For Plan Awards that relate to Performance Periods that have not been completed as of the date of the Change in Control, and that are not then vested, (x) the Performance

Period will be deemed to have been terminated immediately before the Change in Control, and (y) the award subject to such Performance Period shall be adjusted for the performance achieved as of the date of the Change in Control, will be converted into a time vesting award and will be subject to the provisions (1) and (2) above. The foregoing provisions are subject to the terms of any Plan Award or employment contract governing the employment of a Participant to the extent that such contract provides greater rights to the Participant in the event of a Change in Control. Notwithstanding the foregoing provisions of Section 14(b), unless determined otherwise by the Committee, Section 14(b) shall be applied in a manner that will enable a Plan Award that is intended to be exempt from Code Section 409A to continue to be so exempt, or to enable a Plan Award that is intended to comply with Code Section 409A to continue to so comply.

(c) Maximum Payment Limitation. If any portion of the payments or benefits described in this Plan or under any other agreement with or plan of the Company (in the aggregate, “Total Payments”), would constitute an “excess parachute payment”, then the Total Payments to be made to the Participant shall be reduced such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be one dollar ($1) less than the maximum amount which the Participant may receive without becoming subject to the tax imposed by Section 4999 of the Code or which the Company may pay without loss of deduction under Section 280G(a) of the Code but only if (A) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to (B) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of excise tax to which the Participant would be subject in respect of such unreduced Total Payments. This Section shall not apply in the case of a Participant who has in effect a valid employment contract providing that the Total Payments to the Participant shall be determined without regard to the maximum amount allowable under Section 280G of the Code. The terms “excess parachute payment” and “parachute payment” shall have the meanings assigned to them in Section 280G of the Code, and such “parachute payments” shall be valued as provided therein. Present value shall be calculated in accordance with Section 280G(d)(4) of the Code. Within forty (40) days following delivery of notice by the Company to the Participant of its belief that there is a payment or benefit due the Participant which will result in an excess parachute payment as defined in Section 280G of the Code, the Participant and the Company, at the Company’s expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel selected by the Company’s independent auditors and acceptable to the Participant in his sole discretion (which may be regular outside counsel to the Company), which opinion sets forth (A) the amount of the Base Period Income, (B) the amount and present value of Total Payments and (C) the amount and present value of any excess parachute payments determined without regard to the limitations of this Section. As used in this Section, the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Section 280G(d)(1) of the Code. For purposes of such opinion, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code, which determination shall be evidenced in a certificate of such auditors addressed to the Company and the Participant. Such opinion shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such opinion determines that there would be an excess parachute payment, the payments hereunder that are includible in Total Payments or any other payment or benefit determined by such counsel to be includible in Total Payments shall be reduced or eliminated, so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. Such reduction will be achieved by reducing or eliminating payments or benefits in the manner that produces the highest economic value to the Executive; provided that in the event it is determined that the foregoing methodology for reduction would violate Code Section 409A, the reduction shall be made pro rata among the benefits and/or payments (on the basis of the relative present value of the parachute payments). If such legal counsel so requests in connection with the opinion required by this Section, the Participant and the Company shall obtain, at the Company’s expense, and the legal counsel may rely on in providing the opinion, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant. If the provisions of Sections 280G and 4999 of the Code (or any successor provisions) are repealed without succession, then this Section shall be of no further force or effect.

Section 15.	RIGHTS AS A STOCKHOLDER

Except with respect to shares of Restricted Stock, a Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

Section 16.	TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

(a) Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on October 1, 2020.

(b) Amendment, Modification and Termination of Plan. The Board may, from time to time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Committee to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Committee, and such other amendments as may be necessary or desirable to implement such Plan Awards, or may terminate the Plan or any provision thereof; provided, however, that no such action of the Board, without approval of the stockholders, may (1) increase the total number of shares of Stock with respect to which Plan Awards may be granted under the Plan or the individual limits specified in Section 4(a), (2) increase the maximum amount that may be paid to an individual with respect to a Performance Cash Award, as specified in Section 3(b), or (3) extend the term of the Plan as set forth in paragraph (a) of this Section 16. Additionally, except in connection with a Change in Control, stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or similar transaction or other change in corporate structure affecting the Stock, and/or for adjustments made pursuant to Sections 13 or 14,, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(c) Limitation and Survival. Except as provided herein, no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award. The Committee’s authority to act and to apply the terms of the Plan with respect to any outstanding Plan Award, and a Participant’s ability to exercise any rights that the Participant may have with respect to an outstanding Plan Award, shall survive termination of the Plan.

(d) Amendments for Changes in Law. Notwithstanding anything to the contrary herein, the Board shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval. Further, the provisions of Code Section 409A are incorporated into the Plan by reference to the extent necessary for any Plan Award that is subject to Code Section 409A to comply with such requirements, and except as otherwise determined by the Committee, the Plan shall be administered in accordance with Section 409A as if the requirements of Code Section 409A were set forth herein.

Section 17.	INDEMNIFICATION AND EXCULPATION

(a) Indemnification. Each person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b) Exculpation. Each member of the Board, the Committee, or of any other committee of the Board administering the Plan or any committee appointed by the foregoing committees, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, the Committee, or of any other committee of the Board administering the Plan or of any committee appointed by the foregoing committees, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 18.	EXPENSES OF PLAN

The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 19.	FINALITY OF DETERMINATIONS

Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board, the Committee or any committee of the Board administering the Plan or any committee appointed by the foregoing committees, shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the stockholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section 20.	NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

(a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an Employee or director of the Company or Subsidiary, whether for the duration of any Performance Period, the duration of any vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

(b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Having received an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award grant.

Section 21.	GOVERNING LAW, LIMITATION ON ACTIONS AND CONSTRUCTION

The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principle of conflict of laws. As a condition of receiving benefits pursuant to any Plan Award, a Participant agrees, on behalf of the Participant and all persons or entities that may claim through the Participant, that (i) any legal action or other legal proceeding concerning the Plan or a Plan Award may only be heard in a “bench” trial, and (ii) any right to a jury trial is waived. No legal action or other legal proceeding may be brought with respect to the Plan or any Plan Award more than one (1) year after the later of (x) the last date on which the act or omission giving rise to the legal action or proceeding occurred, or (y) the date on which the individual or entity bringing such legal action or proceeding had knowledge (or reasonably should have had knowledge) of the act of omission. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

Section 22.	SECURITIES AND STOCK EXCHANGE REQUIREMENTS

(a) Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission) sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

(b) Registration, Listing and Qualification of Shares of Common Stock. Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

APPENDIX C

Directions to Glenpointe Marriott Hotel

•

From Newark Liberty International Airport:  NJ Turnpike North to Exit 18W. Follow signs for I-95 North (local lanes). Take Exit 70 and follow signs for Teaneck(Exit 70B). From George Washington Bridge, follow signs to I-95 South (local lanes) to Exit 70 (Teaneck). Hotel is at junction of Route 80 and I-95.

•	From LaGuardia Airport: Take Grand Central Pkwy. to Triboro Bridge to cross Bronx Expwy. Take 95S to Exit 70. Hotel is on right.

•

From John F. Kennedy International Airport:  Take the Van Wyck Expressway North to the Grand Central Parkway/West to the Triboro Bridge. Follow signs to the Major Deagan Expressway North or the Harlem River Drive North, follow signs for the George Washington Bridge. From the GWB follow signs for I-95 South/80 West Local Lanes to Exit 70 Teaneck, Hotel will be directly front of you.

C-1

This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used.

PRELIMINARY

VISTEON CORPORATION

ONE VILLAGE CENTER DRIVE

VAN BUREN TOWNSHIP, MI 48111

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SHAREHOLDER MEETING REGISTRATION:

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M92106-P63470	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VISTEON CORPORATION
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:	For	Against	Abstain

	1a. Duncan H. Cocroft	☐	☐	☐

	1b. Jeffrey D. Jones	☐	☐	☐

	1c. Timothy D. Leuliette	☐	☐	☐

	1d. Joanne M. Maguire	☐	☐	☐

	1e. Robert J. Manzo	☐	☐	☐

	1f. Francis M. Scricco	☐	☐	☐

	1g. David L. Treadwell	☐	☐	☐

	1h. Harry J. Wilson	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

		For	Against	Abstain

	1i. Rouzbeh Yassini-Fard	☐	☐	☐

	1j. Kam Ho George Yuen	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.	☐	☐	☐

3.	Provide advisory approval of the Company’s executive compensation.	☐	☐	☐

4.	Approve amendments to the Visteon Corporation 2010 Incentive Plan.	☐	☐	☐

5.	Approve the Company’s non-binding proposal relating to proxy access.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:

6.	If presented, consideration of a stockholder proposal relating to proxy access.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS

June 11, 2015, 11:00 a.m. local time

Glenpointe Marriott

100 Frank W. Burr Boulevard

Teaneck, New Jersey

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

If you plan to attend the meeting in person, please register and print an admission ticket in advance at www.proxyvote.com,

following the instructions set forth in the Annual Meeting Proxy Statement.

You will need the 16-digit control number printed on the other side of this proxy card.

Questions? Please contact us at 1-734-710-5793

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M92107-P63470

VISTEON CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

June 11, 2015, 11:00 a.m. local time

Glenpointe Marriott

100 Frank W. Burr Boulevard

Teaneck, New Jersey

VISTEON CORPORATION

ONE VILLAGE CENTER DRIVE

VAN BUREN TOWNSHIP, MI 48111

TO THE STOCKHOLDERS OF VISTEON CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of VISTEON CORPORATION, a Delaware corporation (the “Company”), will be held on June 11, 2015, at 11:00 a.m. local time at Glenpointe Marriott, 100 Frank W. Burr Boulevard, Teaneck, New Jersey for the purposes stated on the reverse. By signing the proxy, you revoke all prior proxies and appoint Jeffrey M. Stafeil and Heidi A. Sepanik, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters that may come before the annual meeting and all adjournments or postponements thereof.

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible. In order to ensure your representation at the meeting, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if these shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. The Board of Directors has fixed the close of business on April 15, 2015, as the record date for the determination of stockholders entitled to notice of and to vote at this annual meeting and at any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(See reverse for voting instructions)